                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      IDS Life Capital Resource Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

*    Filing fee paid with preliminary materials.
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                        IDS LIFE AGGRESSIVE GROWTH FUND
                         IDS LIFE CAPITAL RESOURCE FUND
                       IDS LIFE INTERNATIONAL EQUITY FUND
                                    FUNDS OF
                      IDS LIFE CAPITAL RESOURCE FUND, INC.
                           901 MARQUETTE AVENUE SOUTH
                                   SUITE 2810
                       MINNEAPOLIS, MINNESOTA 55402-3268

                   NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 9, 1994

                                                              September 17, 1994

Dear Shareholder:

    As an owner of, participant in, or person receiving annuity payments from (collectively the "shareholders" to simplify the following discussions) an annuity invested in IDS Life Aggressive Growth Fund, IDS Life Capital Resource Fund and/or IDS Life International Equity Fund (individually a "Fund" and collectively the "Funds") the three funds making up IDS Life Capital Resource Fund, Inc. (the "Corporation") you are invited to attend the regular shareholder meeting of the Funds. The meeting will be held at 2:00 p.m. on November 9, 1994, at the Marquette Hotel, 7th and Marquette, Minneapolis, Minnesota in the Lake Superior Room on the fourth floor. The purposes of the meeting include the election of Board members, consideration of a new agreement between the Corporation and IDS Life Insurance Company ("IDS Life") with changes in services and fee structures, and changes to each Fund's investment policies. The agenda for the meeting is on the next page.
    Please take the time to read the proxy statement which discusses each agenda item. The Board of Directors has approved the proposals and recommends that you vote in favor of each item. If you were a shareholder on September 11, 1994, you may vote at the meeting or any adjournment of the meeting. We hope you can attend. For those of you who cannot attend, the enclosed card is for your vote. Please be sure to sign the card and return it to us as soon as possible in the enclosed postage-paid envelope. The latest annual report was previously mailed to you.

                                                       LESLIE L. OGG
                                                       Secretary

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. PLEASE FILL IN AND SIGN THE ENCLOSED CARD. PROMPT RESPONSE WILL SAVE YOUR FUND THE COST OF ADDITIONAL MAILINGS.

                                     AGENDA

(1) To elect 14 Board members;

(2) To ratify or reject the selection of KPMG Peat Marwick LLP as the independent auditors for the Funds;

(3) To approve or reject a new Investment Management Services Agreement with IDS Life;

(4) To approve or reject a change in the investment policies of each Fund to permit the Fund to invest all of its assets in another investment company with substantially the same investment objectives, policies and restrictions as the Fund;

(5) To approve or reject changes to certain fundamental investment policies;

(6) To approve or reject an amendment to the articles of incorporation to change the name of the Corporation;

(7) To transact any other business that comes before the meeting.

                                PROXY STATEMENT

    As an owner of, participant in, or person receiving annuity payments from (collectively the "shareholders" to simplify the following discussions) an annuity invested in IDS Life Aggressive Growth Fund ("Aggressive Growth"), IDS Life Capital Resource Fund ("Capital Resource") or IDS Life International Equity Fund ("International Equity") (individually a "Fund" and collectively the "Funds"), three funds making up IDS Life Capital Resource Fund, Inc. (the "Corporation"), you are invited to attend the regular meeting of the Fund. At the meeting, issues will be voted on as described below. Each share is entitled to one vote.
    On September  11,  1994,  the  Funds  had  shares  outstanding  as  follows:
Aggressive Growth -- 67,974,120; Capital Resource -- 124,397,016; International Equity -- 87,385,678. Although you will vote the shares, all of the outstanding shares are held by IDS Life Insurance Company ("IDS Life") and IDS Life Insurance Company of New York ("IDS Life of New York"), a wholly-owned subsidiary of IDS Life.
    On July 31, 1994, IDS Life and IDS Life of New York held shares for persons with voting rights as follows:

                                    IDS Life             IDS Life of New York
                            -------------------------  ------------------------
Fund                           Shares       Voters       Shares       Voters
- --------------------------  ------------  -----------  -----------  -----------
Aggressive Growth             59,066,415      177,182    3,398,813        9,399
Capital Resource             104,733,440      379,091    4,697,913       16,893
International Equity          75,719,429      210,327    4,182,314       11,046

    IDS Life and IDS Life of New York are each responsible for mailing this proxy material to you. You will notify IDS Life or IDS Life of New York, as the case may be, as to how you want your shares voted. IDS Life and IDS Life of New York will vote the shares held in proportion to the instructions they receive. If proper instructions are not received, the shares will be voted in the same ratio as those shares for which proper instructions were received from other shareholders. It is estimated that this proxy statement will be mailed on September 17, 1994.
    To avoid the cost of further solicitation, it is important for you to vote promptly. If you think you might not attend, please complete the card. If your plans change and you can attend, simply see the Secretary at the meeting and tell him you will be voting your shares in person. Also, if you change your mind after you send in the card, you may change your vote or revoke it by writing us or by sending another card. Make sure you sign and date the card and return it to us.

                         (1) ELECTION OF BOARD MEMBERS

    The Board has set the number of persons who serve on the Board at 14. Each Board member will serve until the next regular meeting or until he or she reaches the mandatory retirement age established by resolution of the Board. Under the current resolution of the Board, members who were serving on the Board of any fund in the IDS MUTUAL FUND GROUP (the "GROUP") on January 1, 1988, serve until the end of the meeting of the Board following their 75th birthday and all other members serve through the meeting following their 70th birthday.
    In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares attributed to you, including fractional shares, multiplied by the number of members to be elected. By completing the card, you give the proxies the right to vote for the persons named below. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "Exception," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.
    The persons nominated to serve on the Board are set forth below. Each of the nominees is a nominee for trustee or director of each of the other funds within the GROUP except for James Mitchell. Mr. Mitchell is a nominee of each of the funds offered only through annuity contracts ("Life Funds"). The GROUP currently consists of 42 funds with assets of approximately $44 billion. Each nominee was elected a member of the Board at the last meeting except for Lynne Cheney, David Hubers, Heinz Hutter and Angus Wurtele.
    All of the nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information about each nominee is provided below. It includes the period of service as a Board member of funds in the GROUP, the number of shares each owns in all the funds in the GROUP and the current committee assignments. None of the nominees own shares in these Funds. Shareholders of all Funds vote as a group in electing Board members. Election requires a vote by a majority of the shares present or represented at the meeting.

LYNNE V. CHENEY            Board member since 1994                        Age 53

Distinguished Fellow, American Enterprise Institute for Public Policy Research. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed Corp. and the Interpublic Group of Companies, Inc. (advertising).

Shares owned in GROUP: 24,328
Committee assignment: Audit

ROBERT F. FROEHLKE         Board member since 1987                        Age 71

Former president of all funds in the GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

Shares owned in GROUP: 155,355+
Committee assignments: Contracts, Executive, Personnel

DAVID R. HUBERS**          Board member since 1993                        Age 51

President, chief executive officer and director of IDS. Previously, senior vice president, finance and chief financial officer of IDS.

Shares owned in GROUP: 128,719

HEINZ F. HUTTER            Board member since 1994                        Age 65

President   and  chief  operating   officer,  Cargill,  Incorporated  (commodity
merchants and processors) from February 1991 to September 1994. Executive vice president from 1981 to February 1991.

Shares owned in GROUP: 0

ANNE P. JONES              Board member since 1985                        Age 59

Partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Shares owned in GROUP: 17,043
Committee assignment: Contracts

DONALD M. KENDALL          Board member since 1968                        Age 73

Former chairman and chief executive officer, PepsiCo, Inc.

Shares owned in GROUP: 0
Committee assignment: Audit

MELVIN R. LAIRD            Board member since 1974                        Age 72

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Chairman of the board, COMSAT Corporation, former nine-term congressman, secretary of defense and presidential counsellor. Director, Martin Marietta Corp., Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's
Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

Shares owned in GROUP: 200,468
                       137,949+
Committee assignment: Personnel

LEWIS W. LEHR              Board member since 1986                        Age 73

Former chairman of the board and chief executive officer, Minnesota Mining and Manufacturing Company (3M). Director, Jack Eckerd Corporation (drugstores). Advisory Director, Peregrine Inc. (microelectronics).

Shares owned in GROUP: 5,446
Committee assignments: Audit, Personnel

JAMES A. MITCHELL**        Board member since 1984                        Age 53

Executive Vice President, IDS. Chairman of the Board and Chief Executive Officer, IDS Life.

Shares owned in GROUP: 90,193

WILLIAM R. PEARCE*         Board member since 1980                        Age 66

President of all funds in the GROUP since June 1993. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Shares owned in GROUP: 546,356
                       190,395+
Committee assignments: Contracts, Executive

EDSON W. SPENCER           Board member since 1991                        Age 68

President, Spencer Associates Inc. (consulting). Chairman of the board, Mayo Foundation (healthcare). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products) and CBS Inc. Member of International Advisory Councils, Robert Bosch (Germany) and NEC (Japan).

Shares owned in GROUP: 15,403
Committee assignments: Audit, Executive

JOHN R. THOMAS**           Board member since 1987                        Age 57

Senior vice president and director of IDS.

Shares owned in GROUP: 630,858
                         4,732+

WHEELOCK WHITNEY           Board member since 1977                        Age 68

Chairman, Whitney Management Company (manages family assets).

Shares owned in GROUP: 2,204,645
Committee assignment: Audit, Contracts, Executive, Personnel

C. ANGUS WURTELE           Board member since 1994                        Age 60

Chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).

Shares owned in GROUP: 0

 *Interested person by reason of being an officer and employee of the Fund.

**Interested person by reason of being an officer, director, securityholder and/or employee of IDS or American Express Company ("American Express").

 +Shares owned by family members in which nominee disclaims any beneficial ownership.

    As of September 1, 1994, all executive officers and Board members as a group beneficially owned directly or indirectly less than 1% of the shares of any of the Funds.
    The committees have been appointed to facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. It focuses on investment activities, routine compliance issues and oversight of various operational functions. The Joint Audit Committee meets with representatives of the independent auditors to consider the scope of annual audits and reviews the results of those audits. It receives reports from IDS Internal Audit that pertain to the Funds' operations and addresses special areas of concern. The Contracts Committee, under the full Board's direction, negotiates contracts and monitors, evaluates and reports to the Board the performance under the terms of those contracts. The Joint Personnel Committee makes recommendations with respect to the composition of the Board and the compensation of the members, officers and staff of the Funds. Candidates for vacancies on the Board must have a background that gives promise of making a significant contribution to furthering the interests of all shareholders. Shareholders wishing to suggest candidates should write in care of Joint Personnel Committee, IDS MUTUAL FUND GROUP, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.
    Over the last fiscal year, the Board held 10 meetings, the Executive Committee met twice a month, and the Audit, Contracts and Personnel Committees met 5, 4 and 6 times respectively. Average attendance at the Board was 92% and no nominee attended less than 75% of the meetings of the Board and the committees on which she or he serves except for James Mitchell (70%).
    Members who are not officers of the Funds or directors of IDS receive an annual fee and retirement benefits from the Funds. They also receive attendance and other fees, the cost of which the Funds share with the other funds in the GROUP. Members of the Board of each Fund receive an annual fee of $250 for Aggressive Growth, $3,250 for Capital Resource and $500 for International Equity, and upon retirement at age 70, or earlier if for health reasons, such members receive monthly payments equal to 1/2 of the annual fee divided by 12 for as many months as the member served on the Board up to 120 months or until the date of death. There are no death benefits and the plan is not funded. The fees shared with other funds are those for attendance for meetings of the Contracts Committee or Board, $500, meetings of the Audit, Executive, and Personnel Committees, $300, out-of state, $500, and Chair of Contracts Committee, $5,000. Expenses also are reimbursed.
    During the last fiscal year, the members of the Board, for attending up to 49 meetings, received the following compensation, in total, from all the funds in the GROUP.

                        NOMINEE COMPENSATION FROM GROUP
                               AGGRESSIVE GROWTH

                                                              Estimated
                           Aggregate        Retirement         Annual       Total Cash
                         Compensation    Benefits Accrued    Benefit on    Compensation
Nominee                    from Fund     as Fund Expenses    Retirement     from GROUP
- ----------------------  ---------------  -----------------  -------------  -------------
Robert F. Froehlke         $     213         $     118        $     125      $  19,133
 (part of year)
Anne P. Jones                    695               118              125         73,933
Donald M. Kendall                591               530              125         65,833
Melvin R. Laird                  650               385              125         69,233
Lewis W. Lehr                    671               530              122         70,933
William R. Pearce                591               204              125         59,200
 (part of year)
Edson W. Spencer                 680               251               67         71,033
Wheelock Whitney                 705               228              125         72,733

                        NOMINEE COMPENSATION FROM GROUP
                                CAPITAL RESOURCE

                                         Retirement      Estimated
                          Aggregate       Benefits        Annual      Total Cash
                        Compensation   Accrued as Fund  Benefit on   Compensation
Nominee                   from Fund       Expenses      Retirement    from GROUP
- ----------------------  -------------  ---------------  -----------  -------------
Robert F. Froehlke        $     713       $     590      $   1,625     $  19,133
 (part of year)
Anne P. Jones                 1,648             629          1,625        73,933
Donald M. Kendall             1,543           2,615          1,625        65,833
Melvin R. Laird               1,631           1,887          1,625        69,233
Lewis W. Lehr                 1,616           2,693          1,584        70,933
William R. Pearce             1,036           1,062          1,625        59,200
 (part of year)
Edson W. Spencer              1,614           1,219            867        71,033
Wheelock Whitney              1,672           1,179          1,625        72,733

                              INTERNATIONAL EQUITY

                                                              Estimated
                           Aggregate        Retirement         Annual       Total Cash
                         Compensation    Benefits Accrued    Benefit on    Compensation
Nominee                    from Fund     as Fund Expenses    Retirement     from GROUP
- ----------------------  ---------------  -----------------  -------------  -------------
Robert F. Froehlke         $     254         $     135        $     250      $  19,133
 (part of year)
Anne P. Jones                    737               135              250         73,933
Donald M. Kendall                632               607              250         65,833
Melvin R. Laird                  691               441              250         69,233
Lewis W. Lehr                    712               607              244         70,933
William R. Pearce                591               234              250         59,200
 (part of year)
Edson W. Spencer                 721               288              133         71,033
Wheelock Whitney                 747               261              250         72,733

    Besides Mr. Pearce, who is president, the Funds' other officers are:
    Leslie L. Ogg, 56, Vice president and general counsel of all publicly offered funds in the GROUP since 1978. Vice president and secretary of the Life Funds and treasurer and secretary of all publicly offered funds in the GROUP since July 1989.
    Robert O. Schneider, 63, Controller of the Funds since 1982. Assistant Controller -- Internal Corporate Reports and Equity Administration, IDS Life.
    Melinda S. Urion, 41, Treasurer of the Fund since 1991. Vice President and Corporate Controller, IDS.
    William N. Westhoff, 47, Vice President -- Investments since 1991. Senior Vice President, IDS.
    Officers serve at the pleasure of the Board.
    During the last fiscal year, no officer earned more than $60,000 from any Fund. All officers as a group (five persons) earned cash compensation, including salaries and thrift plan, of $2,380 from Aggressive Growth; $31,729 from Capital Resource and $1,560 from International Equity for the last fiscal year.

                     (2) RATIFY OR REJECT THE SELECTION OF
                 KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS

    For the fiscal year ending August 31, 1995, KPMG Peat Marwick LLP has been selected to serve as the independent auditors for the Funds. This selection was made by the members of the Board who are not officers of the Funds or associated with the investment manager pursuant to a recommendation by the Joint Audit Committee. When a meeting of shareholders is held, the selection also is considered by the shareholders.
    The audit services provided to the funds in the GROUP by KPMG Peat Marwick LLP include the examination of the annual financial statements, assistance in connection with filings with the Securities and Exchange Commission

(the "SEC") and meeting with the Joint Audit Committee. A representative of KPMG Peat Marwick LLP is expected to be at the meeting and will have the opportunity to make a statement and answer questions.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to ratify the selection of the independent auditors. Ratification of the selection requires a vote by a majority of the shares present or represented at the meeting. If the selection of the independent auditors is not ratified, the Board will consider what further action must be taken.

                     (3) APPROVE OR REJECT A NEW INVESTMENT
                         MANAGEMENT SERVICES AGREEMENT

    IDS Life and its affiliates have provided the Funds' investment advice, administrative services, transfer agent services and distribution since the Funds began operation. The Funds are considering a change in its current fee structure. Under the proposed contract, based on the net asset values invested in the Funds in 1993, shareholders with accounts invested in Aggressive Growth would have paid an additional $0.50 for each $1,000 invested; shareholders with accounts invested in Capital Resource would have paid an additional $0.20 and shareholders with accounts invested in International Equity would have paid an additional $0.30 for each $1,000 invested.
    BOARD DELIBERATIONS. In February, Board members who are not affiliated with IDS (the "independent members") began an evaluation of the proposed contract against two standards: first, it had to offer important benefits both to the Funds and their shareholders and, second, it had to be fair to the Funds and their shareholders. In the course of this evaluation, independent members met with representatives of American Express, the parent company of IDS and IDS Life to discuss the business plans of both companies. Also, they reviewed the changes taking place in the money management industry with noted research analysts and industry executives. And, they considered the benefits existing shareholders derive from continued growth of the Funds and tested the fairness of contract terms by employing the services of consultants considered experts in their fields.
    Independent members of the Board also reviewed five performance reports prepared by IDS and IDS Life and an extensive review of those reports by Price Waterhouse, a service it has provided the Funds in each of the past 13 years. The five reports, prepared for the Funds each year by IDS and IDS Life, cover investment performance, shareholder services, compliance, sales and marketing, and IDS' profitability from its relationships with all funds in the GROUP. In addition, they considered information provided by IDS and IDS Life in response to questions asked by the independent members and the Funds' staff and from various periodic reports given to the Board or to committees of the Board.
    CURRENT INVESTMENT MANAGEMENT AND SERVICES AGREEMENT. Currently, IDS Life provides investment advice and administrative services to the Funds under an Investment Management and Services Agreement (the "IMS Agreement"). The IMS Agreement was last approved by shareholders of Capital Resource on November 13, 1991. At that time, shareholders approved a change in the rate of the fee payable to IDS Life. Shareholders of Aggressive Growth and

International Equity approved the IMS Agreement on December 2, 1992. That was the first meeting of shareholders of those Funds and the first opportunity for them to vote on the agreement.
    For each fund the fee paid IDS Life for its services under the IMS Agreement is based on two components. The first component of the fee, a group asset charge, is based on a graduated scale applied to the net assets of all the funds, except the money-market funds, in the GROUP. The scale begins at 0.46% of net assets for the first $5 billion and declines for each additional $5 billion until a fee of 0.32% is paid for net assets exceeding $50 billion. The second component, an individual asset charge, is a fixed fee of 0.25% of the net assets for Aggressive Growth and Capital Resource and 0.50% of net assets for International Equity. Under the Investment Advisory Agreement ("Advisory Agreement") with IDS, dated July 11, 1984 with an addendum dated January 8, 1992, IDS Life pays IDS for investment advice at a rate of 0.25% of average daily net assets for Aggressive Growth and Capital Resource and at a rate of 0.50% of average daily net assets for International Equity. For International Equity, IDS has a Sub-Investment Advisory Agreement ("Sub-Advisory Agreement") with IDS International, Inc. ("International"), dated January 13, 1992. Under the Sub-Advisory Agreement, International determines the securities which will be purchased, held or sold and executes purchases and sales for International Equity as directed by IDS.
    Under the Sub-Advisory Agreement for International Equity, IDS pays International a fee equal on an annual basis to 0.50 percent of International Equity's daily net assets. The complete group asset charge schedule and net assets for all funds in the GROUP appear under the caption "Certain Information Concerning IDS" which follows later in this proxy statement.
    In addition to paying its own management fee, brokerage costs and certain taxes, each Fund pays IDS Life or its affiliates an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with the Funds' operations. The expenses which the Funds have agreed to reimburse are: custodian fees and expenses; audit expenses; costs of items sent to shareholders; postage; fees and expenses of directors who are not officers or employees of IDS Life or its affiliates; fees and expenses of attorneys; costs of fidelity and surety bonds; SEC registration fees; expenses of preparing prospectuses and of printing and distributing prospectuses to existing shareholders; losses due to theft or other wrongdoing, or due to liabilities not covered by bond or agreement; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the Funds, approved by the Board. All other expenses are borne by IDS Life.
    PROPOSED INVESTMENT MANAGEMENT SERVICES AGREEMENT. The proposed agreement is the same as the current IMS Agreement except that: (a) the fee is based solely on the assets of the Fund, not on assets of the GROUP and on the unique characteristics of the Fund, including the Fund's use of the services provided by IDS in the areas of investment research, portfolio management and investment services and (b) in order to facilitate the implementation of a master/ feeder structure in the future, certain provisions relating to administration and accounting services have been eliminated. IDS will continue to provide those administration and accounting services under a separate Administrative Services

Agreement (the "Admin Agreement"). A copy of the proposed IMS Agreement reflecting these changes is set forth as Exhibit A. The proposed fees under the IMS Agreement are shown below:

                                  PROPOSED FEE

       AGGRESSIVE GROWTH
   Assets       Annual Rate At
 (Billions)    Each Asset Level
- ------------  ------------------
First  $0.25         0.650%
Next  $0.25          0.635
Next  $0.25          0.620
Next  $0.25          0.605
Next  $1             0.590
Over $2              0.575

        CAPITAL RESOURCE
   Assets       Annual Rate At
 (Billions)    Each Asset Level
- ------------  ------------------
First  $1            0.630%
Next  $1             0.615
Next  $1             0.600
Next  $3             0.585
Over $6              0.570

      INTERNATIONAL EQUITY
   Assets       Annual Rate At
 (Billions)    Each Asset Level
- ------------  ------------------
First  $0.25         0.870%
Next  $0.25          0.855
Next  $0.25          0.840
Next  $0.25          0.825
Next  $1             0.810
Over $2              0.795

    On July 31, 1994, Aggressive Growth's net assets were approximately $0.7 billion; for 1993, approximately $0.3 billion; and for 1992, approximately $0.06 billion. On July 31, 1994, Capital Resource's net assets were approximately $2.7 billion; for 1993, approximately $2.3 billion; and for 1992, approximately $1.7 billion. On July 31, 1994, International Equity's net assets were approximately $1.0 billion; for 1993, approximately $0.3 billion; and for 1992, approximately $0.04 billion.
    For Aggressive Growth, based on the current net assets in the GROUP on July 31, 1994, the effective rate paid by the Fund under the current IMS Agreement is 0.65% and under the proposed IMS Agreement is 0.64%. For Capital Resource, the effective rate paid by the Fund under the current IMS Agreement is 0.65% and under the proposed IMS Agreement is 0.62%. For International Equity, the effective rate paid by the Fund under the current IMS Agreement is 0.90% and under the proposed IMS Agreement is 0.85%.

    The Board's independent members based their evaluation of the proposed IMS Agreement on a number of factors. The IDS annual report on investment performance describes the total return of each of the funds in the GROUP; reviews IDS' organizational structure and the performance of the portfolio managers; and provides other information about IDS' and IDS Life's qualifications to serve as investment adviser. Periodic reports to committees of the Board reflect the ability of IDS and IDS Life to actually carry out the duties of administrator which include, among other things, pricing portfolios, maintaining accurate accounting records, issuing timely financial and tax reports, and complying with federal and state requirements. Terms of the proposed contract, especially the graduated fee scale and the types of expenses paid by the Funds, were compared to those of other investment companies deemed by a respected, independent industry authority most comparable to the Funds. The independent members concluded that IDS Life has the qualifications needed to serve the Funds as investment adviser under the IMS Agreement. Overall the funds in the GROUP have benefited from IDS Life's accurate and timely recordkeeping and, as a GROUP, a majority of funds have been consistently in the second quartile of their competitive groupings.
    - ADMIN AGREEMENT. Currrently, administration and accounting services are included in the current IMS Agreement. Going forward it is proposed to cover those services in a separate agreement. The fees under the proposed Admin Agreement are as follows:

       AGGRESSIVE GROWTH
   Assets       Annual Rate At
 (Billions)    Each Asset Level
- ------------  ------------------
First  $0.25         0.060%
Next  $0.25          0.055
Next  $0.25          0.050
Next  $0.25          0.045
Next  $1             0.040
Over $2              0.035

        CAPITAL RESOURCE
   Assets       Annual Rate At
 (Billions)    Each Asset Level
- ------------  ------------------
First  $1            0.050%
Next  $1             0.045
Next  $1             0.040
Next  $3             0.035
Over $6              0.030

      INTERNATIONAL EQUITY
   Assets       Annual Rate At
 (Billions)    Each Asset Level
- ------------  ------------------
First  $0.25         0.060%
Next  $0.25          0.055
Next  $0.25          0.050
Next  $0.25          0.045
Next  $1             0.040
Over $2              0.035

    If shareholders approve the IMS Agreement, the Board will approve a new Admin Agreement. In subsequent years, the Board could consider changing the fees under the Admin Agreement without shareholder approval.

    - BROKERAGE. The Funds execute some portfolio transactions through American Enterprise Investment Services Inc., a wholly owned subsidiary of IDS, at advantageous rates. Executions of the Funds' remaining portfolio transactions are through other brokerage firms at competitive rates which enable IDS to receive services, such as market research, that benefit the Funds.
    - CUSTODIAN. IDS Trust Company serves as custodian for the assets of the Funds. The contract is reviewed annually to determine that IDS Trust Company provides required custodial services at least equal in scope and quality to those provided by others at rates that are fair and reasonable in light of the usual and customary charges made by others.

    CURRENT AND PRO FORMA DATA. For the last fiscal year, fees and expenses the Funds actually paid as well as fees and expenses the Funds would have paid if the proposed IMS Agreement and proposed Admin Agreement had been in effect are shown below:

                                 FUND EXPENSES
                   (AS A PERCENT OF AVERAGE DAILY NET ASSETS)

Aggressive Growth                                               Actual       Pro Forma
- ------------------------------------------------------------  -----------  -------------
Annual Operating Expenses
  IMS Agreement                                                    0.65%         0.65%
  Other Expenses                                                   0.10          0.15
                                                                    ---           ---
Total Fund Operating Expenses                                      0.75          0.80


Capital Resource                                                Actual       Pro Forma
- ------------------------------------------------------------  -----------  -------------
Annual Operating Expenses
  IMS Agreement                                                    0.65%         0.62%
  Other Expenses                                                   0.03          0.08
                                                                    ---           ---
Total Fund Operating Expenses                                      0.68          0.70

International Equity                                            Actual       Pro Forma
- ------------------------------------------------------------  -----------  -------------
Annual Operating Expenses
  IMS Agreement                                                    0.90%         0.87%
  Other Expenses                                                   0.20          0.26
                                                                    ---           ---
Total Fund Operating Expenses                                      1.10          1.13

    EXAMPLE: Suppose for each year for the next 10 years, pro forma fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                                       1 year       3 years      5 years     10 years
                                     -----------  -----------  -----------  -----------
Aggressive Growth                     $       8    $      26    $      45    $      99
Capital Resource                              7           22           39           87
International Equity                         12           36           63          138

    If the proposed IMS Agreement had been in effect, in the fiscal year ended August 31, 1993, Aggressive Growth would have paid $1,085,780 to IDS Life under that agreement, the same as under the current agreement; Capital Resource would have paid $12,539,507, a decrease of 0.03%; International Equity would have paid $1,006,330, a decrease of 0.03%.
    For the fiscal year ended August 31, 1993 IDS Life received fees from the Funds under the IMS Agreement; IDS received fees from IDS Life under the Advisory Agreement, and International received fees from IDS under the Sub-Advisory Agreement as follows:

                                   IMS        Advisory    Sub-Advisory
                                Agreement     Agreement    Agreement
                               ------------  -----------  ------------
Aggressive Growth              $  1,091,156  $   415,541   $       --
Capital Resource                 13,224,140    5,025,362           --
International Equity              1,032,426      569,659      569,659

    BASIS OF RECOMMENDATION BY THE BOARD ON THE PROPOSED IMS AGREEMENT. In reaching its recommendation to shareholders, the members of the Board considered the scope and quality of all services IDS and IDS Life have provided and expect to provide under the proposed contract. They considered IDS and IDS Life's present distribution strategies, past success and willingness to invest additional resources in developing new markets for the Fund. They noted IDS and IDS Life's commitment to compliance with all applicable laws and regulations and the benefits IDS and IDS Life receive from relationships with the Fund. The members considered IDS and IDS Life's investment performance; the Funds' expense ratios; the profitability IDS and IDS Life realize from investment company operations; and the trend of IDS and IDS Life profitability from fund operations as well as that of other investment managers. The members of the Board concluded the services provided, measured in both scope and quality, have been above average in the industry; investment performance for funds in the GROUP in most years has been consistent and generally a majority of the funds perform above the median of a group of their competitive funds; expense ratios remain in line with other funds; and IDS and IDS Life's profitability is not unreasonable. Based on its conclusions, the members of the Board have approved the proposed IMS Agreement and recommend unanimously that the shareholders approve it.
    On May 12, 1994, at a meeting called for the purpose of considering the proposed IMS Agreement, the independent members first and then the Board as a whole, by vote, cast in person, approved the terms of the proposed IMS Agreement. After the second year, the proposed IMS Agreement will continue from year to year provided continuance is approved at least annually by the Board. The proposed IMS Agreement may be terminated without penalty either by the Board, by IDS Life or by a vote of a majority of the outstanding shares of the Funds.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you approve the proposed IMS Agreement. Approval requires the affirmative vote of the majority of the outstanding shares of the Funds which the Investment Company Act of 1940 (the "1940 Act") defines as 67% or more of the shares represented at the meeting held to consider the issue if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less.

               (4) APPROVE OR DISAPPROVE A NEW INVESTMENT POLICY
                         TO PERMIT A FUND TO INVEST ALL
                  OF ITS ASSETS IN AN INVESTMENT COMPANY WITH
                 SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES,
                     POLICIES AND RESTRICTIONS AS THE FUND

    At some future time the Board may determine that it is in the best interests of each Fund and its shareholders to create what is known as a master/feeder fund structure. Such a structure allows several investment companies and other investment groups, including pensions plans and trust accounts, to have their investment portfolios managed as a combined pool called the master fund. The purpose of the structure is to achieve operational efficiencies. The master/feeder structure will be implemented for a Fund only if the Board determines that it is in the best interest of the Fund and its shareholders and any issues relating to current interpretations of federal tax laws are resolved.
    Currently, each Fund's investment policies, including those pertaining to investing all of its assets in one company, would prohibit the master/feeder structure. The Board recommends that shareholders adopt the following investment policy: "NOTWITHSTANDING ANY OF THE FUND'S OTHER INVESTMENT POLICIES, THE FUND MAY INVEST ITS ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS AS THE FUND FOR THE PURPOSE OF HAVING THOSE ASSETS MANAGED AS PART OF A COMBINED POOL."
    Adoption of this policy will permit a Fund to invest its assets in a master fund, without any additional vote of shareholders. The Fund's operations and services will not be affected. Even though the assets are invested in securities of the master fund, you will continue to receive information about the underlying investments the same as you now receive in your annual and semi-annual reports. Fees and expenses are not expected to increase as a result of that change.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you approve the new investment policy. Approval requires the affirmative vote of 67% or more of the shares represented at the meeting if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less. If the change is not approved, each Fund will continue to operate in the same fashion as it is now operating.

             (5) APPROVE OR REJECT CHANGES TO FUNDAMENTAL POLICIES

    Each Fund has a number of investment policies that can be changed only with approval of shareholders. These policies are referred to as "fundamental"
policies. Policies that can be changed by the Board are called "non-fundamental". The Board recommends changing the fundamental policies described below. These policies were established a number of years ago. New investment strategies and new investment instruments continue to be created and developed. If the policies are changed to non-fundamental or revised, each Fund will have the flexibility to use those strategies and instruments promptly without incurring the cost of shareholder meetings. Some policies were established to conform to the requirements of federal law that existed at the time. These policies do not need to be fundamental under those laws and, if changed to non-fundamental, the Board could react to changes in the laws.

FOR AGGRESSIVE GROWTH, CAPITAL RESOURCE AND INTERNATIONAL EQUITY
    A. PERMIT THE FUND TO BUY ON MARGIN OR SELL SHORT TO THE EXTENT PERMITTED BY THE BOARD. Currently, each Fund is prohibited from buying on margin or selling short. Buying on margin is borrowing money to buy securities and selling short is selling securities the Fund does not own. Both strategies are cash market transactions that create leverage but are appropriate if properly used. Leveraging occurs when the market value of an investment changes significantly more than the amount of cash invested. Currently, the Fund can implement similar strategies to buying on margin or selling short. Depending on market conditions, however, it may be preferable to use these strategies. The Fund would use these strategies only to the extent consistent with its goal and in a conservative fashion.

If the policies pertaining to use of margin and short-selling are non-fundamental, as market conditions change, the Board can consider requests of the portfolio manager to employ investment strategies using these techniques.
    B. PERMIT THE BOARD TO ESTABLISH POLICIES WHEN THE FUND COULD MAKE AN INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGING THE COMPANY. Each Fund is prohibited from making investments to control or manage a company. While it is not the intent of any Fund to control or manage a company and it generally is precluded from doing so by various laws, from time to time one of its investments may experience financial difficulties. It may be in the interest of a Fund to make an additional investment while at the same time asserting some influence regarding management.
    C. PERMIT THE BOARD TO ESTABLISH POLICIES FOR INVESTING IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS. Currently, the law limits investments by each Fund in oil, gas or other mineral exploration or development programs. Should the law change, the Board could establish appropriate guidelines.
    D. REVISE THE FUNDAMENTAL POLICY ON MAKING LOANS Currently, each Fund has a fundamental policy prohibiting it from making cash loans. It is proposed to revise the policy to state that "THE FUND WILL NOT MAKE CASH LOANS, IF THE TOTAL COMMITMENT AMOUNT EXCEEDS 5% OF THE FUND'S TOTAL ASSETS." In certain circumstances a Fund may make investments, such as purchasing short-term debt instruments from banks, that may be considered cash loans. The Fund will not make loans to affiliated companies or to any individual.

FOR AGGRESSIVE GROWTH AND INTERNATIONAL EQUITY
    E/F. REVISE THE FUNDAMENTAL POLICY ON INVESTING IN REAL ESTATE AND COMMODITIES. Currently, each Fund has fundamental policies that state that each Fund will not buy or sell real estate, real estate mortgage loans, commodities or commodity contracts, however, each Fund may enter into futures contracts. It is proposed to replace the policies as follows:
    E. REAL ESTATE. The real estate policy will be revised as follows: EACH FUND WILL NOT BUY OR SELL REAL ESTATE, UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT EACH FUND FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR SECURITIES OF COMPANIES ENGAGED IN THE REAL ESTATE BUSINESS. Each Fund does not expect to hold real estate directly. However, it may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including real estate investment trusts (REITs).
    F.  COMMODITIES.  The commodities policy will be changed to read as follows:
EACH FUND WILL NOT BUY OR SELL PHYSICAL COMMODITIES UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT EACH FUND FROM BUYING OR SELLING OPTIONS AND FUTURES CONTRACTS OR FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY, OR WHOSE VALUE IS DERIVED FROM, PHYSICAL COMMODITIES. The proposed limitation would clarify that each Fund may invest without limit in securities or other instruments backed by, or whose value is derived from, physical commodities.
    G. PERMIT THE FUND TO PLEDGE ASSETS AS COLLATERAL TO THE EXTENT PERMITTED BY THE BOARD. Each Fund is prohibited from pledging more than 15% of its total assets as collateral for loans or other purposes. If the policy is changed to non-fundamental, when appropriate, the Board would be able to raise or lower the maximum percentage in order to implement investment strategies or to meet other possible needs.
    H. PERMIT THE BOARD TO CHANGE THE LIMIT ON INVESTMENTS IN ISSUERS WITH LESS THAN THREE YEARS OF OPERATING HISTORY. Each Fund may not invest more than 5% of its total assets in companies that have less than three years of operating history. This percentage currently is set by a law which may change in the future. If the policy is made non-fundamental and the law changes, the Board could take such action as appropriate.

FOR AGGRESSIVE GROWTH AND CAPITAL RESOURCE
    I. PERMIT THE BOARD TO ESTABLISH POLICIES FOR INVESTING IN OTHER INVESTMENT COMPANIES. Each Fund is prohibited from investing in other investments companies, such as country-specific funds, except by purchases in the open market where the dealer's or sponsor's profit is the regular commission. This policy was adopted to conform to a current law. Currently those funds also can be acquired in private placements. It may be appropriate to purchase private placements in the future if the law changes. If the policy is changed to non-fundamental, the Board could react to changes in the law.

FOR CAPITAL RESOURCE
    J. PERMIT THE BOARD TO ESTABLISH POLICIES WITH RESPECT TO INVESTMENTS IN ILLIQUID SECURITIES. The Fund may not invest more than 10% of its net assets in securities and derivative instruments that cannot be sold in the ordinary course of business. Changing this policy to non-fundamental would permit the Board to change the limit as appropriate.
    K. REVISE THE FUNDAMENTAL POLICY ON INVESTING IN REAL ESTATE. Currently, the Fund has a fundamental policy that states that the Fund will not invest more than 10 percent of the Fund's assets, taken at cost, in real properties, or do so as a principal activity. The real estate policy will be revised as follows:
THE FUND WILL NOT BUY OR SELL REAL ESTATE, UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT THE FUND FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR SECURITIES OF COMPANIES ENGAGED IN THE REAL ESTATE BUSINESS. The Fund does not expect to hold real estate directly. However, it may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including real estate investment trusts (REITs).
    L. REVISE THE FUNDAMENTAL POLICY ON INVESTING IN COMMODITIES. Currently, the Fund has a fundamental policy that states that the Fund will not engage in the purchase and sale of commodities or commodity contracts, except to the extent that stock index futures contracts may be considered such for the Fund. The commodities policy will be changed to read as follows: THE FUND WILL NOT BUY OR SELL PHYSICAL COMMODITIES UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT THE FUND FROM BUYING OR

SELLING OPTIONS AND FUTURES CONTRACTS OR FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY, OR WHOSE VALUE IS DERIVED FROM, PHYSICAL COMMODITIES. The proposed limitation would clarify that the Fund may invest without limit in securities or other instruments backed by, or whose value is derived from, physical commodities.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you approve the proposed changes in the Funds' fundamental policies. Approval requires the affirmative vote of 67% or more of the shares represented at the meeting if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less. If the changes are not approved, the Funds will continue to operate in accordance with their current investment policies.

                     (6) APPROVE OR REJECT AN AMENDMENT TO
                        THE ARTICLES OF INCORPORATION TO
                    CHANGE THE NAME OF THE FUND/CORPORATION

    IDS Life Capital Resource Fund, Inc., the corporate entity, is composed of three series of capital shares. Each series represents an interest in a separate and distinct portion of the Corporation's assets. The series also are separate portfolios and are referred to as: IDS Life Aggressive Growth Fund, IDS Life Capital Resource Fund and IDS Life International Equity Fund. The similarity in name between the corporate entity and the one underlying portfolio has resulted in some confusion. In order to clarify this situation, it is proposed that the name of the corporate entity be changed to IDS Life Investment Series, Inc. The name of IDS Life Capital Resource Fund, the underlying portfolio, will remain unchanged.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to approve the amendment to the Articles of Incorporation to change the name. Approval requires the affirmative vote of the majority of the shares present or represented at the meeting. If the shareholders approve the amendment, the amendment will become effective upon filing with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

                    CERTAIN INFORMATION CONCERNING IDS LIFE

    PRESIDENT AND BOARD OF DIRECTORS OF IDS LIFE. Richard W. Kling is President and James A. Mitchell is Chief Executive Officer of IDS Life. Listed below are the names and principal occupations of the directors of IDS Life as of July 31, 1994. The address of each director is IDS Tower 10, Minneapolis, Minnesota 55440-0010.

Name                  Principal Occupation
- --------------------  ---------------------------------------------
Louis C. Fornetti     Sr. Vice President and Chief Financial
                        Officer, IDS

David R. Hubers       President and Chief Executive Officer, IDS

Richard W. Kling      President

Paul F. Kolkman       Executive Vice President

Peter A. Lefferts     Executive Vice President

Janis E. Miller       Executive Vice President

James A. Mitchell     Chairman of the Board and Chief Executive
                        Officer

Barry J. Murphy       Executive Vice President

Stuart A. Sedlacek    Executive Vice President

Melinda S. Urion      Vice President and Corporate Controller, IDS

    IDS Life and IDS Life of New York are the record holders of all outstanding shares of the Life Funds. These shares were purchased and are currently held by IDS Life and IDS Life of New York pursuant to instructions from shareholders with annuity contracts issued by IDS Life and IDS Life of New York.
    OWNERSHIP AND HEADQUARTERS OF IDS LIFE. The mailing address of IDS Life is IDS Tower 10, Minneapolis, Minnesota 55440-0010. IDS Life is a wholly-owned subsidiary of IDS, IDS Tower 10, Minneapolis, Minnesota 55440-0010.

                       CERTAIN INFORMATION CONCERNING IDS

    IDS is the adviser or subadviser for the 42 funds in the GROUP. The size of each fund, as of July 31, 1994, and the fee schedule for each fund under its management agreement are shown below:

Name                       Net Assets
- -----------------------  ---------------
Publicly Offered Funds
 (Non-Money Market):
 --------------------
Blue Chip
  Advantage............  $   142,209,588
Bond...................    2,259,063,867
California
  Tax-Exempt...........      258,866,435
Discovery..............      522,606,718
Diversified Equity
  Income...............      864,567,489
Equity Plus............      607,697,337
Extra Income...........    1,671,295,135
Federal Income.........    1,029,328,886
Global Bond............      452,984,951
Global Growth..........      568,444,460
Growth.................      951,623,593
High Yield.............    6,356,086,929
Insured Tax-Exempt.....      533,030,027
International..........      721,297,012
Managed
  Retirement...........    2,127,121,745
Massachusetts
  Tax-Exempt...........       72,980,822
Michigan
  Tax-Exempt...........       77,856,447

Name                       Net Assets
- -----------------------  ---------------
Minnesota
  Tax-Exempt...........  $   415,296,413
Mutual.................    3,036,337,955
New Dimensions.........    4,110,064,854
New York
  Tax-Exempt...........      121,406,333
Ohio Tax-Exempt........       72,861,916
Precious Metals........       68,615,909
Progressive............      268,085,661
Selective..............    1,510,417,028
Stock..................    2,288,148,561
Strategy --
  Aggressive Equity....      642,558,227
  Equity...............    1,145,543,613
  Income...............      706,837,475
  Short-Term Income....      217,227,269
  Worldwide Growth.....      276,483,905
Tax-Exempt Bond........    1,190,034,011
Utilities Income.......      658,813,634

Life Funds Offered Only Through Annuities
 (Non-Money Market):
- --------------------

Aggressive Growth.......  $  669,816,381
Capital Resource........   2,714,729,872

International Equity....  $1,029,638,190
Managed.................   2,414,506,241
Special Income..........   1,577,327,715

Group Asset Charge
- ---------------------------------------------------
 Group Assets       Annual Rate at       Effective
 (in billions)     Each Asset Level     Annual Rate
- ---------------    ----------------     -----------
First $5                      0.46%           0.46%
Next $5                       0.44            0.45
Next $5                       0.42            0.44
Next $5                       0.40            0.43
Next $5                       0.39            0.422
Next $5                       0.38            0.415
Next $5                       0.36            0.407
Next $5                       0.35            0.40
Next $5                       0.34            0.393
Next $5                       0.33            0.387
Over $50                      0.32

- ------------------------------------------------------------------------

Individual Asset Charge
- --------------------------------------------------------------------------------
(% of average daily net assets)

Blue Chip Advantage.........       0.10%
Bond........................       0.13
California Tax-Exempt.......       0.13
Discovery...................       0.23
Diversified Equity Income...       0.14
Equity Plus.................       0.14
Extra Income................       0.21
Federal Income..............       0.13
Global Bond.................       0.46
Global Growth...............       0.46
Growth......................       0.23
High Yield..................       0.11
Insured Tax-Exempt..........       0.13
International...............       0.46
Managed Retirement..........       0.14
Massachusetts Tax-Exempt....       0.13
Michigan Tax-Exempt.........       0.13
Minnesota Tax-Exempt........       0.13
Mutual......................       0.14
New Dimensions..............       0.23
New York Tax-Exempt.........       0.13%
Ohio Tax-Exempt.............       0.13
Precious Metals.............       0.46
Progressive.................       0.23
Selective...................       0.13
Stock.......................       0.14
Strategy --
 Aggressive Equity..........       0.23
  Equity....................       0.14
  Income....................       0.13
  Short-Term Income.........       0.13
  Worldwide Growth..........       0.46
Tax-Exempt Bond.............       0.13
Utilities Income............       0.14
Life Aggressive Growth......       0.25
Life Capital Resource.......       0.25
Life International Equity...       0.50
Life Managed................       0.25
Life Special Income.........       0.25

    ------------------------------------------------------------------------

Money Market Funds:
- --------------------

Name                      Net Assets
- ----------------------  ---------------
Cash                    $ 1,153,600,779
Planned Investment           25,859,200

Name                      Net Assets
- ----------------------  ---------------
Tax-Free                $   120,773,901
Life Moneyshare             184,907,484

- ------------------------------------------------------------------------

                                Asset Charge
                                    (in           Cash         Planned
Money Market Funds               billions)      Tax-Free     Investment      Moneyshare
- ------------------------------  ------------  ------------  -------------  ---------------
Cash                            First $1            0.34%         0.20%           0.54%
Planned Investment              Next 0.5            0.32          0.18            0.52
Tax-Free                        Next 0.5            0.30          0.16            0.50
Life Moneyshare                 Next 0.5            0.28          0.14            0.48
                                Over 2.5            0.26          0.12            0.46

    IDS manages investments for its own account and has an investment advisory agreement with a subsidiary, IDS Certificate Company ("IDSC"), a face amount certificate company having total assets, as of July 31, 1994, of approximately $2.8 billion. The current advisory agreement between IDS and IDSC provides for a graduated scale of fees equal on an annual basis to 0.75% of the first $250 million total book value (carrying cost) of assets of IDSC, 0.65% on the next $250 million, 0.55% on the next $250 million, 0.50% on the next $250 million and 0.45% on the value in excess of $1 billion. Not included in this computation are mortgages, real estate and other assets on which IDSC pays a service fee leaving a balance of approximately $2.5 billion.
    IDS has advisory agreements to furnish investment advice to IDS Life relative to investment of the six Life Funds in the GROUP described above as well as the three additional funds listed below. The fee under each advisory agreement is 0.25% of the Fund's average daily net assets (0.50% for Life International Equity Fund). The size of the three additional funds, as of July 31, 1994 is:

                                                                    Net Assets
                                                                  ---------------
IDS Life Variable Annuity A                                       $   228,562,074
IDS Life Variable Annuity B                                           505,695,830
IDS Life Series Fund, Inc. --
  Equity Portfolio                                                    160,257,659
  Government Securities Portfolio                                      11,431,837
  Income Portfolio                                                     34,594,515
  Managed Portfolio                                                   174,232,786
  Money Market Portfolio                                               10,130,671

    There are additional expenses that apply to the variable accounts and the life insurance policies or annuity contracts.
    IDS is paid at a rate of 1% of the net assets for providing investment advice to Sunrise Fund which had net assets of $63,696,199 as of July 31, 1994.
    PRESIDENT AND BOARD OF DIRECTORS OF IDS. David R. Hubers is President and Chief Executive Officer of IDS. Listed below are the names and principal occupations of the directors of IDS as of July 31, 1994. Except as otherwise noted below, the address of each director is IDS Tower, Minneapolis, MN 55440-0010.

Name and Address                     Principal Occupation
- -----------------------------------  --------------------------------------------
Peter J. Anderson                    Sr. Vice President
Karl J. Breyer                       Sr. Vice President and General Counsel
James E. Choat                       Sr. Vice President
William H. Dudley                    Executive Vice President
Roger S. Edgar                       Sr. Vice President
Gordon L. Eid                        Sr. Vice President and Deputy General
                                       Counsel
Louis C. Fornetti                    Sr. Vice President and Chief Financial
                                       Officer

Name and Address                     Principal Occupation
- -----------------------------------  --------------------------------------------
Harvey Golub                         Chairman and Chief Executive Officer,
    American Express                   American Express
    New York, New York
David R. Hubers                      President and Chief Executive Officer
Marietta L. Johns                    Sr. Vice President
Susan D. Kinder                      Sr. Vice President
Richard W. Kling                     Sr. Vice President
Steven C. Kumagai                    Sr. Vice President
Peter A. Lefferts                    Sr. Vice President
Douglas A. Lennick                   Executive Vice President
Jonathan S. Linen                    Vice Chairman, American Express
    American Express
    New York, New York
James A. Mitchell                    Executive Vice President
Barry J. Murphy                      Sr. Vice President
Erven A. Samsel                      Sr. Vice President
R. Reed Saunders                     Sr. Vice President
Jeffrey E. Stiefler                  President, American Express
    American Express
    New York, New York
Fenton R. Talbot                     Sr. Vice President, American Express
    American Express
    New York, New York
John R. Thomas                       Sr. Vice President
Norman Weaver, Jr.                   Sr. Vice President
William N. Westhoff                  Sr. Vice President
Michael R. Woodward                  Sr. Vice President

    IDS is a wholly owned subsidiary of American Express. American Express is a financial services company located at American Express Tower, World Financial Center, New York, New York.

                  CERTAIN INFORMATION CONCERNING INTERNATIONAL

    PRESIDENT AND BOARD OF DIRECTORS OF INTERNATIONAL. Peter L. Lamaison is President and Chief Executive Officer of International. Listed below are the names and principal occupations of the directors of International as of July 31, 1994. Except as noted below, the address of each director is IDS Tower 10, Minneapolis, Minnesota 55440-0010.

Name                                     Principal Occupation
- ---------------------------------------  ---------------------------------------
Peter J. Anderson                        Chairman of the Board and Executive
                                           Vice President
William H. Dudley                        Executive Vice President, IDS

Name                                     Principal Occupation
- ---------------------------------------  ---------------------------------------
Peter L. Lamaison                        President and Chief Executive Officer
    Level 4, 155 Bishopsgate
    London, England EC2M3TY

    International is a wholly-owned subsidiary of IDS. Its principal offices are located in the IDS Tower, Minneapolis, Minnesota, but its investment operations are managed at its offices in London, England. International was established in 1981 to manage global investments. International manages certain mutual funds and other funds on behalf of pension and foundation clients. At July 31, 1994, International managed security portfolios totaling approximately $3.3 billion.

                                 MISCELLANEOUS

    INVESTMENT DECISIONS, PORTFOLIO TRANSACTIONS AND BROKERAGE. Each investment decision made for each Fund is made independently from any decision made for another fund in the GROUP or other account advised by IDS or IDS Life or any subsidiary thereof. On occasion a Fund and one of the other funds in the GROUP or another client of the investment manager may simultaneously purchase or sell the same security. In that case, IDS or IDS Life executes the transaction in a manner which the Fund agrees in advance is fair. Ordinarily, the transactions of the Fund and another fund or client of IDS or IDS Life will be averaged as to price and allocated as to amount between the Fund and the other fund or client pursuant to a formula considered equitable by the parties to the transactions. Although sharing in large transactions may at times adversely affect the price or volume of securities purchased or sold by a Fund, the Fund hopes to gain an overall advantage in execution.
    In selecting broker-dealers to execute transactions, IDS or IDS Life may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.
    Under the IMS Agreement, IDS Life has responsibility for making the Funds' investment decisions, for effecting the execution of trades for the Funds' portfolios and for negotiating brokerage commissions. Under the Advisory Agreement, IDS is authorized to execute trades and negotiate commissions on the Funds' behalf. When IDS acts on IDS Life's behalf for the Funds, IDS follows the procedures described here as applicable to IDS Life.
    IDS Life is directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the Board. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on that basis, consideration will be given to those firms that offer research services. Research services may be used by IDS and IDS Life in providing advice to all the funds in the GROUP or to other accounts advised by IDS and IDS Life and, according to IDS and IDS Life, it is not possible to relate the benefits to any particular fund or account.

    During the fiscal year ended August 31, 1993, Aggressive Growth, Capital Resource and International Equity paid brokerage commissions aggregating $225,254, $2,957,827 and $820,299 respectively. Substantially all firms through whom transactions were executed provide research services. Transactions amounting to $9,803,000, on which $5,652 in commissions were paid, were specifically directed to firms because of research services received for Aggressive Growth. Transactions amounting to $10,976,000, on which $18,500 in commissions were paid, were specifically directed to firms because of research services received for Capital Resource. No transactions were directed to brokers because of research services they provided to International Equity for the fiscal year ended August 31, 1993.
    Certain brokerage transactions were executed through broker-dealer affiliates of IDS for the year ended August 31, 1993 as shown in the table below:

CAPITAL RESOURCE

                                                                               Percent of
                                                                               Total Value
                                                                                   of
                                                                  Percent     Trades Where
                                   Nature of       Amount of       of All      Commissions
Broker                           Affiliation*     Commissions   Commissions     Were Paid
- -----------------------------  -----------------  ------------  ------------  -------------
Lehman Bros, Inc.                          1       $   79,780        2.70%          0.003%
American Enterprise                        2          245,330        8.29           0.012
  Investment Services, Inc.

AGGRESSIVE GROWTH

                                                                               Percent of
                                                                               Total Value
                                                                                   of
                                                                  Percent     Trades Where
                                   Nature of       Amount of       of All      Commissions
Broker                           Affiliation*     Commissions   Commissions     Were Paid
- -----------------------------  -----------------  ------------  ------------  -------------
Lehman Bros, Inc.                          1       $    7,748        3.44%          0.008%
American Enterprise                        2           30,150       13.38           0.031
  Investment Services, Inc.

 * Nature of affiliation
(1) Under common control with IDS as a subsidiary of American Express. As of July 1993, Shearson Lehman Brothers Inc. became Lehman Brothers Inc.
(2) Wholly owned subsidiary of IDS.

    No transactions were executed through broker-dealer affiliates of IDS for International Equity for the fiscal year ended August 31, 1993.

    These transactions were executed at rates determined to be reasonable and fair as compared to the rates another broker would charge, pursuant to procedures adopted by the Board.
    OTHER BUSINESS. At this time the Board does not know of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.
    SIMULTANEOUS MEETINGS. The regular meeting of the Funds is called to be held at the same time as the regular meetings of shareholders of the other funds in the GROUP. It is anticipated that all meetings will be held simultaneously. If any shareholder at a Fund's meeting objects to the holding of a simultaneous meeting, the shareholder may move for an adjournment of the Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of the Fund may be held separately. Should such a motion be made, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.
    SOLICITATION OF PROXIES. The Board is asking for your vote and for you to return the proxy card by mail as promptly as possible. The Funds will pay the expenses for the proxy material and the postage. Supplementary solicitations may be made by mail, telephone, telegraph or personal contact by financial planners. The expenses of supplementary solicitation will be paid by the Funds.
    SHAREHOLDER PROPOSALS. The Funds do not hold regular meetings on an annual basis. Therefore, no anticipated date of the next regular meeting can be provided. If a shareholder has a proposal which she or he feels should be presented to all shareholders, the shareholder should send the proposal to the President of the Funds. The proposal will be considered at a meeting of the Board as soon as practicable. Should it be a matter which would have to be submitted to shareholders, it will be presented at the next special or regular meeting of shareholders. In addition, should it be a matter which the Board deems of such significance as to require a special meeting, such a meeting will be called.
    ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of the proposals. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote which have voted in favor of the proposals. They will vote against any adjournment those proxies which have voted against any of the proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Funds.

By Order of the Board                       LESLIE L. OGG
September 17, 1994                          Secretary

IMPORTANT! IF YOU DO NOT INTEND TO BE AT THE MEETING IN PERSON, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY AND MAIL IT AT ONCE. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           IDS LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993

                                                            December 31,
                                                                1993
                                                            -------------
                                                             (Thousands)
                                 ASSETS
Investments:
  Fixed maturities (Fair value: $20,425,979)..............   $19,392,424
  Mortgage loans on real estate (Fair value:
    $2,125,686)...........................................     2,055,450
Policy loans..............................................       350,501
Other investments.........................................        56,307
                                                            -------------
Total investments.........................................    21,854,682
                                                            -------------
Cash and cash equivalents.................................       146,281
Receivables:
  Reinsurance.............................................        55,298
  Amounts due from brokers................................         5,719
  Other accounts receivable...............................        21,459
  Premiums due............................................         1,329
                                                            -------------
Total receivables.........................................        83,805
                                                            -------------
Accrued investment income.................................       307,177
Deferred policy acquisition costs.........................     1,652,384
Other assets..............................................        21,730
Assets held in segregated asset accounts, primarily common
  stocks at market........................................     8,991,694
                                                            -------------
        Total assets......................................   $33,057,753
                                                            -------------
                                                            -------------

                  LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Future policy benefits:
  Fixed annuities.........................................  $ 18,492,135
  Universal life-type insurance...........................     2,753,455
  Traditional life-type insurance.........................       210,205
  Disability income, health and long-term care
    insurance.............................................       185,272
Policy claims and other policyholders' funds..............        44,516
Deferred federal income taxes.............................        43,620
Amounts due to brokers....................................       351,486
Other liabilities.........................................       292,024
Liabilities related to segregated asset accounts..........     8,991,694
                                                            -------------
        Total liabilities.................................    31,364,407
                                                            -------------
Stockholder's equity:
Capital stock, $30 per value per share;100,000 shares
  authorized, issued and outstanding......................         3,000
Additional paid-in capital................................       222,000
Net unrealized appreciation on equity securities..........           114
Retained earnings.........................................     1,468,232
                                                            -------------
        Total stockholder's equity........................     1,693,346
                                                            -------------
Total liabilities and stockholder's equity................  $ 33,057,753
                                                            -------------
                                                            -------------
  Commitments and contingencies (Note 6)

             See accompanying notes to consolidated balance sheet.

                           IDS LIFE INSURANCE COMPANY
                      NOTES TO CONSOLIDATED BALANCE SHEET
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF BUSINESS. IDS Life Insurance Company (the Company) is engaged in the insurance and annuity business. The Company sells various forms of fixed and variable individual life insurance, group life insurance, individual and group disability income insurance, long-term care insurance, and single and installment premium fixed and variable annuities.

    BASIS OF PRESENTATION. The Company is a wholly owned subsidiary of IDS Financial Corporation (IDS), which is a wholly owned subsidiary of American Express Company. The accompanying consolidated balance sheet includes the accounts of the Company and its wholly owned subsidiaries, IDS Life Insurance Company of New York and American Enterprise Life Insurance Company. All material intercompany accounts and transactions have been eliminated in consolidation.

    The accompanying consolidated balance sheet has been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. Also, the consolidated balance sheet is presented on a historical cost basis without adjustment of the net assets attributable to the 1984 acquisition of IDS by American Express Company.

    INVESTMENTS. Investments in fixed maturities are carried at cost, adjusted where appropriate for amortization of premiums and accretion of discounts. Mortgage loans on real estate are carried principally at the unpaid principal balances of the related loans. Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies. Other investments include interest rate caps, real estate and equity securities. When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the estimated realizable value by a charge to income. Equity securities are carried at market value and the related net unrealized appreciation or depreciation is reported as a credit or charge to stockholder's equity.

    The Company has the ability and the intent to recover the costs of these investments by holding them for the forseeable future. The ability to hold investments to scheduled maturity dates is dependent on, among other things, annuity contract owners maintaining their annuity contracts in force.

    The Company will implement, effective January 1, 1994, Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Under the new rules, debt securities that the Company has both the positive intent and ability to hold to maturity will be carried at amortized cost. Debt securities that the Company does not have the positive intent and ability to hold to maturity and all marketable equity securities will be classified as available-for-sale and carried at fair value. Unrealized gains

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED and losses on securites classified as available-for-sale will be carried as a separate component of stockholder's equity. The effect of the new rules will be to increase stockholder's equity by approximately $181 million, net of taxes, as of January 1, 1994, but the new rules will have no material impact on the Company's results of operations.

    Interest rate cap contracts are purchased to reduce the Company's exposure to rising interest rates which would increase the cost of future policy benefits for interest sensitive products. Costs are amortized over the lives of the agreements and benefits are recognized when realized.

    Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

    DEFERRED POLICY ACQUISITION COSTS. The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for single premium deferred annuities and installment annuities are amortized based upon surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance are amortized over the lives of the policies as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income, health and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

    LIABILITIES FOR FUTURE POLICY BENEFITS. Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

    Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5%, the 1971 Individual Annuity Table with interest at 7% or 8.25%, or the 1983a Table with various interest rates ranging from 5.5% to 9.5%, depending on year of issue.

    Liabilities for future benefits on traditional life insurance have been computed principally by the net level premium method, based on anticipated rates of mortality (approximating the 1965-1970 Select and Ultimate Basic Table for policies issued after 1980 and the 1955-1960 Select and Ultimate Basic Table for policies issued prior to 1981), policy persistency derived from Company experience data (first year rates ranging from approximately 70% to 90% and increasing rates thereafter), and estimated future investment yields of 4% for policies issued before 1974 and 5.25% for policies issued from 1974 to 1980. Cash value plans issued in 1980 and later assume future investment rates that grade from

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
9.5% to 5% over 20 years. Term insurance issued from 1981 to 1984 assumes an 8% level investment rate and term insurance issued after 1984 assumes investment rates that grade from 10% to 6% over 20 years.

    Liabilities for future disability income policy benefits have been computed principally by the net level premium method, based on the 1964 Commissioners Disability Table with the 1958 Commissioners Standard Ordinary Mortality Table at 3% interest for 1980 and prior, 8% interest for persons disabled from 1981 to 1991 and 6% interest for persons disabled after 1991.

    Liabilities for future benefits on long-term care insurance have been computed principally by the net level premium method, using morbidity rates based on the 1985 National Nursing Home Survey and mortality rates based on the 1983a Table. The interest rate basis is 9.5% grading to 7% over ten years for policies issued from 1989 to 1992, 7.75% grading to 7% over four years for policies issued after 1992, 8% for claims incurred in 1989 to 1991 and 6% for claims incurred after 1991.

    At December 31, 1993, the carrying amount and fair value of fixed annuities future policy benefits, after excluding life insurance-related contracts carried at $913,127, were $17,579,008 and $16,881,747, respectively. The fair value is net of policy loans of $59,132. The fair value of these benefits is based on the status of the annuities at December 31, 1993. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at the rate appropriate for contracts issued in 1993.

    REINSURANCE. The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life policies and long term care are primarily reinsured on a coinsurance basis.

    In  1993  the Company  adopted Statement  of Financial  Accounting Standards
(SFAS) No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts." Under SFAS No. 113, amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance receivables. Prior to 1993, these amounts were recorded as a reduction of the liability for future insurance policy benefits. The cost of reinsurance is accounted for over the period covered by the reinsurance contract.

    FEDERAL INCOME TAXES. The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED an agreement between IDS and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of IDS and its subsidiaries that IDS will reimburse a subsidiary for any tax benefit.

    Included in other liabilities at December 31, 1993 is $14,709 payable to IDS for federal income taxes.

    SEGREGATED ASSET ACCOUNT BUSINESS. The segregated asset account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management and mortality and expense assurance fees from the variable annuity and variable life insurance mutual funds and segregated asset accounts. The Company also deducts a monthly cost of insurance charge and receives a minimum death benefit guarantee fee and issue and administrative fee from the variable life insurance segregated asset accounts.

    The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the segregated asset accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the segregated asset accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company guarantees, for the variable life insurance policyholders, the cost of the contractual insurance rate and that the death benefit will never be less than the death benefit at the date of issuance.

    At December 31, 1993 the fair value of liabilities related to segregated asset accounts was $8,305,209. The fair value of these liabilities is estimated as the carrying amount less variable insurance contracts carried at $346,276 and surrender charges, if applicable.

2.  INVESTMENTS
    Market values of investments in fixed maturities represent quoted market prices and estimated fair values when quoted prices are not available. Estimated fair values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

    The change in net unrealized appreciation (depreciation) of investments for the year ended December 31, 1993 is summarized as follows:

Fixed maturities..........................  $ 323,060
Equity securities.........................       (156)

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

2.  INVESTMENTS -- CONTINUED
    Fair values of and gross unrealized gains and losses on investments in fixed maturities carried at amortized cost at December 31, 1993 are as follows:

                                                    Gross        Gross
                                    Amortized    Unrealized   Unrealized       Fair
                                       Cost         Gains       Losses        Value
                                   ------------  -----------  -----------  ------------
U.S. Government agency
 obligations                       $     63,532  $     3,546   $   1,377   $     65,701
State and municipal obligations          11,072        2,380          --         13,452
Corporate bonds and obligations       9,362,074      768,747      45,706     10,085,115
Mortgage-backed securities            9,978,523      341,067      57,879     10,261,711
                                   ------------  -----------  -----------  ------------
                                     19,415,201    1,115,740     104,962     20,425,979
Less allowance for losses                22,777           --      22,777             --
                                   ------------  -----------  -----------  ------------
                                   $ 19,392,424  $ 1,115,740   $  82,185   $ 20,425,979
                                   ------------  -----------  -----------  ------------
                                   ------------  -----------  -----------  ------------

    The amortized cost and fair value of investments in fixed maturities at December 31, 1993 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Amortized        Fair
                                                          Cost         Value
                                                      ------------  ------------
Due in one year or less                               $     89,160  $     90,928
Due from one to five years                               1,430,756     1,532,298
Due from five to ten years                               5,488,955     5,924,580
Due in more than ten years                               2,427,807     2,616,462
Mortgage-backed securities                               9,978,523    10,261,711
                                                      ------------  ------------
                                                      $ 19,415,201  $ 20,425,979
                                                      ------------  ------------
                                                      ------------  ------------

    At December 31, 1993, the amount of net unrealized appreciation on equity securities included $160 of gross unrealized appreciation, $nil of gross unrealized depreciation and deferred tax credits of $46. The fair value of equity securities was $1,900 at December 31, 1993.

    Included in other investments at December 31, 1993 are interest rate caps at amortized cost of $26,923 with a fair value of $14,201. These interest rate caps carry a notional amount of $4,400,000 and expire on various dates from 1994 to 1998.

    At December 31, 1993, bonds carried at $4,184 were on deposit with various states as required by law.

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

2.  INVESTMENTS -- CONTINUED
    At December 31, 1993, investments in fixed maturities comprised 89% of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $2.1 billion which is rated by IDS internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities by rating on December 31, 1993 is as follows:

Rating
- ---------------------------------------------
Aaa/AAA                                        $  9,959,884
Aa/AA                                               258,659
Aa/A                                                160,638
A/A                                               2,021,177
A/BBB                                               654,949
Baa/BBB                                           3,936,366
Baa/BB                                              717,606
Below investment grade                            1,705,922
                                               ------------
                                               $ 19,415,201
                                               ------------
                                               ------------

    At December 31, 1993, 99% of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1% of the Company's total investments in fixed maturities.

    At December 31, 1993, approximately 9.4% of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate at December 31, 1993 are as follows:

                                             On Balance    Commitments
Region                                          Sheet      to Purchase
- -------------------------------------------  -----------  -------------
East North Central                           $   552,150   $    20,933
West North Central                               361,704        16,746
South Atlantic                                   452,679        52,440
Middle Atlantic                                  260,239        41,090
New England                                      155,214        17,620
Pacific                                          120,378        15,492
West South Central                                43,948           525
East South Central                                73,748            --
Mountain                                          70,410        14,594
                                             -----------  -------------
                                               2,090,470       179,440
Less allowance for losses                         35,020            --
                                             -----------  -------------
                                             $ 2,055,450  $    179,440
                                             -----------  -------------
                                             -----------  -------------

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

2.  INVESTMENTS -- CONTINUED

                                             On Balance    Commitments
Property Type                                   Sheet      to Purchase
- -------------------------------------------  -----------  -------------
Apartments                                   $   744,788   $    79,153
Department/retail stores                         624,651        65,402
Office buildings                                 234,042        15,583
Industrial buildings                             217,648         9,279
Nursing/retirement homes                          83,768           917
Hotels/motels                                     33,138            --
Medical buildings                                 30,429         5,954
Residential                                           78            --
Other                                            121,928         3,152
                                             -----------  -------------
                                               2,090,470       179,440
Less allowance for losses                         35,020            --
                                             -----------  -------------
                                             $ 2,055,450  $    179,440
                                             -----------  -------------
                                             -----------  -------------

    Mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

3.  INCOME TAXES
    The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

    A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 1993, the Company had a policyholders' surplus account balance of $19,032. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $6,661 have not been established because no distributions of such amounts are contemplated.

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

3.  INCOME TAXES -- CONTINUED
    Significant components of the Company's deferred tax assets and liabilities as of December 31, 1993 are as follows:

Deferred tax assets
- ---------------------------------------------------------
Policy reserves                                            $ 453,436
Life insurance guarantee fund assessment reserve              35,000
                                                           ---------
Total deferred tax assets                                    488,436
                                                           ---------


Deferred tax liabilities
- ---------------------------------------------------------
Deferred policy acquisition costs                            509,868
Investments                                                   10,105
Other                                                         12,083
                                                           ---------
Total deferred tax liabilities                               532,056
                                                           ---------
Net deferred tax liabilities                               $  43,620
                                                           ---------
                                                           ---------

4.  STOCKHOLDER'S EQUITY
    Retained earnings available for distribution as dividends to parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $922,246 as of December 31, 1993 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1994 in excess of approximately $259,063 would require approval of the Department of Commerce of the State of Minnesota.

    Statutory stockholder's equity as of December 31, 1993 was $1,157,022.

5.  RELATED PARTY TRANSACTIONS
    The Company has loaned funds or agreed to loan funds to IDS under two separate loan agreements. The balance of the first loan was $75,000 at December 31, 1993. This loan can be increased to a maximum of $100,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. It is collateralized by equities valued at $96,790 at December 31, 1993. The second loan was used to fund the construction of the IDS Operations Center. This loan had an outstanding balance of $84,588 at December 31, 1993. The loan is secured by a first lien on the IDS Operations Center property and has an interest rate of 9.89%. The Company also has a loan to an affiliate which was used to fund construction of the IDS Learning Center. At December 31, 1993, the balance outstanding was $22,573. The loan is secured by a first lien on the IDS Learning Center property and has an interest rate of 9.82%.

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

5.  RELATED PARTY TRANSACTIONS -- CONTINUED
    The Company purchased a five year secured note from an affiliated company which had an outstanding balance of $27,222 at December 31, 1993. The note bears a market interest rate, revised semi-annually, which at December 31, 1993 was 8.42%.

    The Company has a reinsurance agreement whereby it assumed 100% of a block of single premium life insurance business from an affiliated company. The accompanying consolidated balance sheet at December 31, 1993 included $759,714 of future policy benefits related to this agreement.

    The Company has a reinsurance agreement to cede 50% of its long-term care insurance business to an affiliated company. The accompanying consolidated balance sheet at December 31, 1993 includes $44,086 of reinsurance receivables related to this agreement.

    The Company participates in the retirement plan of IDS which covers all permanent employees age 21 and over who have met certain employment requirements. The benefits are based on the number of years the employee participates in the plan, their final average monthly salary, the level of social security benefits the employee is eligible for and the level of vesting the employee has earned in the plan. IDS' policy is to fund retirement plan costs accrued subject to ERISA and federal income tax considerations.

    The Company also participates in defined contribution pension plans of IDS which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions.

    The Company participates in defined benefit health care plans of IDS that provide health care and life insurance benefits to retired employees and retired financial planners. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of IDS. IDS expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

6.  COMMITMENTS AND CONTINGENCIES
    At December 31, 1993, traditional life insurance and universal life-type insurance in force aggregated $46,125,515 of which $3,038,426 was reinsured. The Company also reinsures a portion of the risks assumed under disability income policies.

    Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

    The Company is a defendant in various lawsuits, none of which, in the opinion of the Company counsel, will result in a material liability.

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

6.  COMMITMENTS AND CONTINGENCIES -- CONTINUED
    The Company received the revenue agent's report for the tax years 1984 through 1986 in February 1992, and has settled on all agreed audit issues. The Company will protest the remaining open issues and, while the outcome of the appeal is not known at this time, management does not believe there will be any material impact as a result of this audit.

7.  LINES OF CREDIT
    The Company has available lines of credit with two banks aggregating $75,000 at 45 to 80 basis points over the banks' cost of funds or equal to the prime rate, depending on which line of credit agreement is used. Borrowings outstanding under these agreements totalled $1,519 at December 31, 1993.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
IDS Life Insurance Company

    We have audited the accompanying consolidated balance sheet of IDS Life Insurance Company (a wholly owned subsidiary of IDS Financial Corporation) as of December 31, 1993. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated balance sheet based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1993, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
February 3, 1994

                           IDS FINANCIAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993
                                 ($ THOUSANDS)

                                 ASSETS
Investments:
  Investment securities at amortized cost -- fair value
    $23,253,854...........................................   $22,156,263
  Other securities generally at cost -- fair value
    $214,108..............................................       191,718
  Mortgage loans -- fair value $2,301,866.................     2,231,302
Cash and cash equivalents.................................        90,715
Life insurance policy and investment certificate loans....       417,931
Accounts and notes receivable.............................       563,450
Deferred acquisition costs................................     1,746,291
Consumer loans............................................       296,161
Land, buildings and equipment -- less accumulated
  depreciation, $103,460..................................       213,984
Goodwill -- less accumulated amortization, $83,970........       251,897
Other assets..............................................       199,805
Assets held in segregated asset accounts -- primarily
  common stocks at fair value.............................     8,991,694
                                                            -------------
                                                             $37,351,211
                                                            -------------
                                                            -------------

                  LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Fixed annuity reserves..................................   $18,492,135
  Life and disability insurance reserves..................     3,169,569
  Investment certificate reserves.........................     2,751,825
  Career Distributors' Retirement Plan....................       234,112
  Open securities transactions............................       299,710
  Short-term borrowings...................................       302,894
  Accounts payable, accrued expenses and other
    liabilities...........................................       961,428
  Liabilities related to segregated asset accounts........     8,991,694
                                                            -------------
        Total liabilities.................................    35,203,367
                                                            -------------
Stockholder's Equity:
  Common stock -- $.01 par -- 100 shares authorized,
    issued and outstanding................................            --
  Additional paid-in capital..............................     1,150,119
  Net unrealized appreciation on equity securities........           114
  Retained earnings.......................................       997,611
                                                            -------------
        Total stockholder's equity........................     2,147,844
                                                            -------------
                                                             $37,351,211
                                                            -------------
                                                            -------------
  Commitments and contingencies

        See accompanying notes to condensed consolidated balance sheet.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    IDS Financial Corporation (hereinafter referred to as IDS) is a wholly owned subsidiary of American Express Company (parent).

    PRINCIPLES OF CONSOLIDATION. The accompanying condensed consolidated balance sheet is prepared in accordance with generally accepted accounting principles. It includes the accounts of IDS and all of its subsidiaries. All material intercompany accounts have been eliminated in consolidation.

    ANNUITY ACCOUNTING. Liabilities for single premium deferred annuities and installment annuities are accumulation values. Liabilities for fixed annuities in benefit status are the present value of future benefits using established industry mortality tables.

    INSURANCE ACCOUNTING. Liabilities for future benefits on traditional life and disability income and health insurance policies are generally calculated using anticipated rates of mortality, morbidity, policy persistency and investment yields. Liabilities for universal life-type life insurance are accumulation values.

    DEFERRED   ACQUISITION  COSTS.    The   costs  of  acquiring  new  business,
principally sales compensation, policy issue costs and underwriting, have been deferred on annuity, life insurance and other long-term products.

    For annuities, the costs are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of contract considerations over the interest credited to contract owners. For traditional life insurance, and disability income and health insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue. For universal life-type insurance, the costs are amortized over the lives of the policies as a percentage of the estimated gross profits expected to be realized on the policies.

    SEGREGATED ASSET ACCOUNTS.   Assets  and liabilities  related to  segregated
asset accounts represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

    IDS makes contractual mortality assurances to the variable annuity contract owners that the net assets of the segregated asset accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS makes periodic fund transfers to, or withdrawals from, the segregated asset accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS guarantees, for the variable life insurance funds, the cost of the contractual insurance rates and that the death benefit will never be less than the death benefit at the date of issuance.

    INVESTMENT   CERTIFICATES.    Investment  certificates  entitle  certificate
holders, who have either made lump-sum or installment payments, to receive a definite

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
sum of money at maturity. Payments from certificate holders are credited to investment certificate reserves. Investment certificate reserves accumulate at specified percentage rates of accumulation. For certificates that allow for the deduction of a surrender charge, cash surrender values may be less than accumulated investment certificate reserves prior to maturity dates. Investment certificate reserves are maintained for advance payments by certificate holders, additional credits granted and interest accrued on each. The payment distribution, reserve accumulation rates, cash surrender values and reserve values, among other matters, are governed by the Investment Company Act of 1940.

    GOODWILL. Goodwill represents the unamortized excess of cost over the underlying fair value of the net tangible assets of IDS as of the date of acquisition by its parent. Goodwill is being amortized on a straight-line basis over the next 30 years.

    INCOME TAXES. IDS taxable income is included in the consolidated Federal tax return of IDS' parent. Each eligible subsidiary of IDS' parent provides for income taxes on a separate return basis.

    INVESTMENTS. Bonds and notes, mortgage-backed securities, and preferred stocks that either must be redeemed by the issuer or may be redeemed by the issuer at the holder's request are carried at amortized cost. The expected maturities of these investments are, for the most part, matched with the expected payments of fixed annuity, life and disability insurance, and investment certificate future benefits. IDS has the ability to hold these investments to their maturities and has the intent to hold them for the foreseeable future. When there is a decline in value, which is other than temporary, the investments are carried at estimated realizable value.

    Marketable equity securities of IDS and its subsidiaries, other than the life insurance subsidiary, are carried at the lower of aggregate cost or market value. Common and nonredeemable preferred stocks of the life insurance
subsidiary   are    carried    at    market   value.    The    net    unrealized
appreciation/depreciation on such securities is included in stockholder's equity. When there is a decline in value, which is other than temporary, the securities are carried at estimated realizable value.

    Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokerage firms which deal in mortgage-backed securities.

    INTEREST RATE CAPS. IDS purchases interest rate caps as protection against exposed interest rate positions. Cost is amortized to the expiration dates on a straight-line basis. Benefits are recognized when realized.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
    MORTGAGE LOANS. Mortgage loans on real estate are carried at amortized cost less reserve for losses. When credit and economic evaluations of the underlying real estate indicate a loss on the loan is likely to occur, an allowance for such loss is recorded. IDS generally stops accruing interest on loans for which interest payments are delinquent more than three months.

    The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

    LAND, BUILDINGS AND EQUIPMENT. Land, buildings and equipment are carried at cost less accumulated depreciation. IDS generally utilizes the straight-line method of computing depreciation.

2.  QUALIFIED ASSETS AND ASSETS ON DEPOSIT
    IDS' subsidiary, IDS Certificate Company, has issued investment certificates to clients. The terms of the investment certificates and the provisions of the Investment Company Act of 1940 require the maintenance of qualified assets. The carrying value of qualified assets at December 31, 1993 aggregated $2,931,737 and exceeded legal requirements.

    Under the terms of the investment certificates, the Investment Company Act of 1940, depository agreements and the statutes of various states relating to investment certificates, assets are required to be on deposit with the states or authorized depositories. Investments, mortgage loans and other assets on deposit at December 31, 1993, aggregated $2,814,974 and exceeded legal requirements.

    IDS' banking subsidiaries are generally required to maintain reserve balances with the Federal Reserve Bank, the Depository Trust Company and other institutions. Based upon the dollar volumes and types of deposit liabilities, the subsidiaries maintained $1,373 in reserves at December 31, 1993.

3.  INVESTMENTS
    Fair values of bonds and notes, mortgage-backed securities, and common and preferred stocks represent quoted market prices where available. In the absence of quoted market prices, estimated fair values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings and comparable issues, price estimates and market data from independent brokers.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

3.  INVESTMENTS -- CONTINUED
    Fair values, and gross unrealized gains and losses of investment securities at amortized cost at December 31, 1993 were:

                                                                  Gross        Gross
                                                     Fair      Unrealized   Unrealized
                                       Cost         Value         Gains       Losses
                                   ------------  ------------  -----------  -----------
Mortgage-backed Securities         $ 10,697,725  $ 10,995,052  $   358,609   $  61,284
Corporate Bonds and Obligations      10,373,609    11,112,009      792,684      54,282
Preferred Stocks                        801,747       839,941       40,851       2,657
State and Municipal Obligations         258,447       283,010       24,602          39
U.S. Government Agency
 Obligations                             24,735        23,842          484       1,377
                                   ------------  ------------  -----------  -----------
Total Investment Securities        $ 22,156,263  $ 23,253,854  $ 1,217,230   $ 119,639
                                   ------------  ------------  -----------  -----------
                                   ------------  ------------  -----------  -----------

    Contractual maturities of debt securities carried at amortized cost as of December 31, 1993 were:

                                                                        Fair
                                                          Cost         Value
                                                      ------------  ------------
Due within 1 year                                     $    553,129  $    558,107
Due after 1 year through 5 years                         2,062,332     2,174,664
Due after 5 years through 10 years                       6,107,705     6,581,514
Due after 10 years                                       2,735,372     2,944,517
                                                      ------------  ------------
                                                        11,458,538    12,258,802
Mortgage-backed Securities                              10,697,725    10,995,052
                                                      ------------  ------------
Total Investment Securities                           $ 22,156,263  $ 23,253,854
                                                      ------------  ------------
                                                      ------------  ------------

    (The timing of actual receipts will differ from contractual maturities because issuers may call or prepay obligations.)

    At December 31, 1993, IDS had a valuation allowance of $114 reflecting the net unrealized appreciation of equity securities carried at fair value at that date. The amount is net of $160 of gross unrealized appreciation and deferred taxes of $46.

    IDS will implement, effective January 1, 1994, Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Under the new rules, debt securities that IDS has both the positive intent and ability to hold to maturity will be carried at amortized cost. Debt securities that IDS does not have the positive intent and ability to hold to maturity, as well as all marketable equity securities, will be classified as available for sale or trading and carried at fair value. Unrealized gains and losses on

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

3.  INVESTMENTS -- CONTINUED
securities classified as available for sale will be carried as a separate component of stockholder's Equity. Unrealized holding gains and losses on securities classified as trading will be reported in earnings. The effect of the new rules will be to increase stockholder's Equity by approximately $200 million, net of taxes, as of January 1, 1994. The measurement of unrealized securities gains (losses) in stockholder's Equity is affected by market conditions, and therefore, subject to volatility.

    Other securities, at cost, include shares in affiliated mutual funds at December 31, 1993 of $106,131. The fair value was $115,465.

    Included in bonds and notes at December 31, 1993 are interest rate caps at amortized cost of $51,733 with an estimated fair value of $21,117. These interest rate caps carry a notional amount of $5,570,000 and expire on various dates from 1994 to 1998.
4.  SHORT-TERM BORROWINGS
    IDS has lines of credit with various banks totaling $495,000, of which $302,894 was outstanding at December 31, 1993. $75,000 of the amount outstanding was borrowed from a related party. The weighted average interest rate on the borrowings was 3.71% at December 31, 1993.

    IDS has entered into an interest rate swap agreement expiring in 1999 enabling it to convert $21,000 of its variable-rate borrowings to a fixed interest rate of 8.88%. IDS has estimated the cost to terminate the agreement in the current interest rate environment at $2.0 million at December 31, 1993.
5.  RETIREMENT PLANS
    IDS and its subsidiaries have qualified and non-qualified pension plans which cover all permanent employees age 21 and over and certain other employees. Pension benefits generally depend upon length of service, compensation and other factors. Funding of retirement costs for the qualified plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

5.  RETIREMENT PLANS -- CONTINUED
    The funded status of the plans at December 31, 1993 is set forth in the table below:

                                                             Funded     Unfunded
                                                              Plan        Plan
                                                           ----------  -----------
Actuarial present value of benefit obligations:
  Accumulated benefit obligation.........................  $  (67,260)  $  (2,283)
                                                           ----------  -----------
                                                           ----------  -----------
  Projected benefit obligation for service rendered to
    date.................................................    (107,261)     (7,003)
Fair value of plan assets, primarily invested in bonds
 and equities............................................     131,637          --
                                                           ----------  -----------
Plan assets in excess of projected benefit obligation....      24,376      (7,003)
Unrecognized prior service cost being recognized over
 14.2 years..............................................      (1,395)      2,978
Unrecognized net (gain) loss from past experience
 different from assumptions and effects of changes in
 assumptions.............................................     (10,266)        801
Unrecognized net transition asset being recognized over
 13.7 years..............................................     (10,812)         --
                                                           ----------  -----------
Prepaid (accrued) pension cost included in other
 assets..................................................  $    1,903   $  (3,224)
                                                           ----------  -----------
                                                           ----------  -----------

    The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation of all plans was 7.25%. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation of all plans was 6.0%. The weighted average expected long-term rates of return on plan assets was 9.5%.

    The Career Distributors' Retirement Plan is an unfunded, noncontributory, non-qualified deferred compensation plan for IDS financial planners, district managers and division vice presidents, based on their independent contractor earnings.

    IDS sponsors defined benefit health care plans that provide health care and life insurance benefits to employees and financial planners who retire after having worked five years and attained age 55 while in service with IDS or its subsidiaries. Upon retirement, annual health care premiums will be paid through participant contributions and fixed amounts contributed by IDS based on years of service. For employees and financial planners who retired prior to April, 1990, IDS contributes a percentage of their annual health care premiums. The cost of retiree life insurance will be paid entirely by IDS. IDS funds the cost of these benefits as they are incurred.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

    The accrued postretirement benefit cost included in other liabilities at December 31, 1993 was $31,883.

    The weighted average discount rates used in determining the 1993 postretirement benefit obligation was 7.25. The rate of increase in the per capita cost of covered benefits was assumed to be 13% for 1994; the rate was assumed to decrease 1% per year to 7% in 2000 and remain at the level thereafter. An increase in the assumed health care cost trend rates by one percentage point, in each year, would increase the accumulated postretirement benefit obligation as of December 31, 1993 by $1,653.

6.  STOCKHOLDER'S EQUITY
    Various state laws, the Investment Company Act of 1940 and terms of investment certificates restrict the amount of dividends that the subsidiaries may pay to IDS. The amount of net assets of subsidiaries which may be transferred to IDS was approximately $699.

7.  COMMITMENTS AND CONTINGENCIES
    IDS is committed to pay aggregate minimum rentals under noncancelable leases for office facilities and equipment in future years as follows: 1994, $57,313; 1995, $50,341; 1996, $40,737; 1997, $30,572; 1998, $24,337 and an aggregate of
$70,334 thereafter.

    Life insurance in force aggregated $46.1 billion at December 31, 1993, of which $3.0 billion was reinsured. Reinsured risks could become a liability in the event the reinsurers become unable to meet the obligations they have assumed.

    Approved but unused consumer lines of credit aggregated $457,038 at December 31, 1993. Of the amount approved, 95% is in lines of $25 or less, and less than 1% is in lines exceeding $100.

    IDS and certain of its subsidiaries are defendants in various lawsuits. In the opinion of management, the ultimate resolution of these lawsuits, taken in the aggregate, will not materially affect IDS' consolidated financial position.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS
    Concentrations of credit risk of investment securities at cost at December 31, 1993 were:

                                                   On Balance
                                                     Sheet
                                                  ------------
By Investment Grade:
  Mortgage-backed Securities                      $ 10,697,725
  Aaa/AAA                                              493,228
  Aa/AA                                                288,727
  Aa/A                                                 144,222
  A/A                                                2,619,628
  A/BBB                                                671,159
  Baa/BBB                                            5,182,582
  Below Investment Grade                             2,058,992
                                                  ------------
                                                  $ 22,156,263
                                                  ------------
                                                  ------------

    Mortgage-backed securities are FHLMC, FNMA and GNMA pools which are guaranteed as to principal and interest by agencies of the U.S. Government. Other debt securities are rated by Moody's and Standard & Poors (S&P) except for approximately $2.4 billion which is rated by IDS' analysts using criteria similar to Moody's and S&P. Commitments to purchase investments were $nil at December 31, 1993.

    Concentrations of credit risk of mortgage loans at December 31, 1993 were:

                                             On Balance    Commitments
                                                Sheet      to Purchase
                                             -----------  -------------
Mortgage Loans By Region:
    North Central                            $   896,174   $    36,325
    Atlantic                                     819,082        94,345
    New England                                  162,227        18,130
    South Central                                137,707           900
    Pacific                                      128,311        15,140
    Mountain                                      87,801        14,600
                                             -----------  -------------
                                             $ 2,231,302   $   179,440
                                             -----------  -------------
                                             -----------  -------------

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS -- CONTINUED

                                             On Balance    Commitments
                                                Sheet      to Purchase
                                             -----------  -------------
Mortgage Loans By Property Type:
    Apartments                               $   821,645   $    78,560
    Shopping Ctrs/Retail                         705,319        67,355
    Office Buildings                             261,673        15,675
    Industrial Buildings                         253,557         9,250
    Retirement Homes                              85,338         1,000
    Hotels/Motels                                 36,743            --
    Medical Buildings                             30,430         6,100
    Residential                                      142            --
    Other                                         36,455         1,500
                                             -----------  -------------
                                             $ 2,231,302  $    179,440
                                             -----------  -------------
                                             -----------  -------------

    Mortgage loans are first mortgages on real estate. IDS' underwriting policy is that at the time of loan origination, the loan amount cannot exceed 75% of appraised value. If a mortgage is in default, IDS can begin foreclosure proceedings. Commitments to purchase mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments is $nil.

    Concentrations of credit risk of unsecured consumer loans at December 31, 1993 were:

                                              On Balance     Approved
                                                 Sheet      But Unused
                                              -----------  -------------
Consumer Loans By Region:
    North Central                              $  88,790    $   165,829
    Atlantic                                      76,827        120,307
    Pacific                                       51,707         80,205
    South Central                                 34,696         38,637
    New England                                   25,805         27,541
    Mountain                                      18,336         24,519
                                              -----------  -------------
                                               $ 296,161    $   457,038
                                              -----------  -------------
                                              -----------  -------------

    Consumer loans have a variable rate of interest. As a result, the estimated fair value of the consumer loans is approximated to be the carrying value. The estimated fair value of the approved but unused lines of credit is $nil.

    Included in accounts receivable at December 31, 1993 are interest and dividends receivable on investments of $350,098 and fees receivable from affiliated mutual funds of $25,507.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

9.  FAIR VALUES OF FINANCIAL INSTRUMENTS
    The following  are  fair  values  of  financial  instruments  not  presented
elsewhere   in  the  condensed  consolidated  balance  sheet,  and  methods  and assumptions that were used to estimate these fair values.

    The estimated fair values for short-term financial instruments, such as cash and cash equivalents, short-term borrowings and customers' deposits are approximated to be the carrying amounts disclosed in the condensed consolidated balance sheet.

    The estimated fair value of fixed annuities future policy benefits is based on the status of the annuities at December 31, 1993. The estimated fair value for deferred annuities approximates the carrying amount less any surrender charges and related loans. The estimated fair value for annuities in non-life contingent payout status approximates the present value of projected benefit payments at the rate appropriate for contracts issued in 1993. At December 31, 1993, the carrying amount and fair value of fixed annuities future policy benefits, after excluding life insurance-related contracts carried at $913,127 was $17,579,008 and $16,881,747, respectively. The fair value is net of policy loans of $59,132 at December 31, 1993.

    The estimated fair value of investment certificate reserves is based upon a method appropriate for each class of certificate. The estimated fair value for investment certificates that reprice within a year approximates the carrying value. The estimated fair value for other investment certificates is determined by a discounted cash flow analysis using investment rates currently offered for investment certificates of similar remaining maturities. These amounts are reduced by applicable surrender charges and related loans. At December 31, 1993, the estimated fair value of the investment certificate reserves was $2,694,720, net of certificate loans of $67,429.

    The estimated fair value of liabilities related to segregated asset accounts is the carrying amount less variable insurance contracts carried at $346,276 and surrender charges, if applicable. At December 31, 1993, the estimated fair value of these liabilities was $8,305,209.

10.  RELATED PARTY TRANSACTIONS
    IDS has entered into various related party transactions with its parent and the parent's other affiliates.

    IDS has a reinsurance agreement to assume a single premium life line of business from an affiliated company. The accompanying condensed consolidated balance sheet at December 31, 1993 includes $759,714 of liabilities for future policy benefits related to this agreement.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

10.  RELATED PARTY TRANSACTIONS -- CONTINUED
    IDS has a reinsurance agreement to cede 50% of its long-term care insurance business to an affiliated company. The accompanying condensed consolidated balance sheet at December 31, 1993 includes $44,086 of reinsurance receivables related to this agreement.

    IDS purchased a $35,000 five year secured note from an affiliated company. The note bears a market interest rate, revised semi-annually, which was 8.42% at December 31, 1993.

    Included in other liabilities is $30,420 at December 31, 1993 for federal income taxes payable to the parent.

11.  INCOME TAXES
    At December 31, 1993, the life insurance subsidiary had a policyholders' surplus account balance of $19,032. The policyholders' surplus is only taxable if dividends to shareholders exceed the shareholders' surplus account and/or the company is liquidated. Deferred taxes of $6,661 have not been established because no distributions of such amounts are contemplated.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
IDS Financial Corporation

    We have audited, in accordance with generally accepted auditing standards, the consolidated financial statements of IDS Financial Corporation at December 31, 1993, not presented separately herein, and in our report dated February 3, 1994, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet is fairly stated in all material respects in relation to the consolidated financial statements from which it has been derived.

Ernst & Young LLP
Minneapolis, Minnesota
February 3, 1994

                            IDS INTERNATIONAL, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1993

                                                                         1993
                                                                      -----------
                                     ASSETS
Cash and cash equivalents...........................................  $ 2,520,444

Accounts receivable:
  Investment management advisory fees and other.....................    2,545,728
  Affiliates........................................................      845,087
Leasehold improvements -- less accumulated amortization of
 $283,474...........................................................       88,811
Furniture and equipment -- less accumulated depreciation of
 $864,970...........................................................      377,262
Deferred income taxes...............................................       83,892
Other assets........................................................      626,922
                                                                      -----------
                                                                      $ 7,088,146
                                                                      -----------
                                                                      -----------

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Accrued employee compensation and benefits........................  $   964,230
  Accounts payable:
    Affiliates......................................................      177,759
    Foreign income tax..............................................      826,790
    Accrued rent....................................................      357,499
    Other...........................................................    1,055,580
  Obligation under capital lease....................................        4,653
                                                                      -----------
        Total liabilities...........................................    3,386,511
                                                                      -----------

Stockholder's equity:
  Common stock, par value $10 per share; 100 shares authorized,
    issued and outstanding..........................................        1,000
  Additional paid-in capital........................................      345,000
  Retained earnings.................................................    3,355,635
                                                                      -----------
        Total stockholder's equity..................................    3,701,635
                                                                      -----------
                                                                      $ 7,088,146
                                                                      -----------
                                                                      -----------

                            See accompanying notes.

                            IDS INTERNATIONAL, INC.
                             NOTES TO BALANCE SHEET
                               DECEMBER 31, 1993

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION.    IDS International,  Inc. (the  Company)  is a  wholly owned subsidiary of IDS Financial Corporation (IDS), which is a wholly owned subsidiary of American Express Company.

    The Company is registered with the Securities and Exchange Commission as an investment adviser pursuant to the Investment Advisers Act of 1940.

    The Company is a member of the Investment Management Regulatory Organisation Limited (IMRO), a United Kingdom regulatory agency. This balance sheet has been prepared in United States dollars using United States generally accepted accounting principles.

    Included in the balance sheet at December 31, 1993, are assets and net assets located in the United Kingdom in the amounts of approximately $2,745,247 and $(201,447), respectively.

    The Company managed investments with a market value of $2,850 million at December 31, 1993.

    CASH  AND CASH EQUIVALENTS.   Investments with a maturity  of ninety days or
less at acquisition are considered cash equivalents. These investments are stated at cost, which approximates market value.

    INVESTMENT MANAGEMENT ADVISORY FEES. Investment management advisory fees are recognized as a percentage of clients' assets managed in accordance with management agreements with clients.

    FURNITURE AND EQUIPMENT AND LEASEHOLD IMPROVEMENTS. Furniture and equipment and leasehold improvements are carried at cost less accumulated depreciation. Depreciation is provided over the estimated useful lives of three to ten years of the respective assets on a straight-line basis. Depreciation on leasehold improvements and capitalizable leased automobiles is provided for over the anticipated lives of the leases.

    FOREIGN CURRENCY TRANSLATION. Transactions in foreign currency are translated into U.S. dollars at the exchange rate in effect on the date of the transaction. At each balance sheet date, recorded balances that are denominated in a foreign currency are adjusted to reflect the exchange rate in effect on that date.

    INCOME TAXES. The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes."

    The Company's taxable income or loss is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between IDS and American Express Company, benefit is recognized for losses to the extent they can be used on the consolidated return. It is the policy of IDS and its subsidiaries that IDS will reimburse a subsidiary for any tax benefits recorded.

                            IDS INTERNATIONAL, INC.
                      NOTES TO BALANCE SHEET -- CONTINUED
                               DECEMBER 31, 1993

2.  RELATED PARTY TRANSACTIONS
    Included in cash and cash equivalents is an investment in IDS Cash Management Fund of $1,959,239 at December 31, 1993.

    Included in intercompany accounts is a net payable to IDS of $27,194 at December 31, 1993.

3.  DEFERRED INCOME TAXES
    Deferred income tax expense (benefit) results from temporary differences. Temporary differences are differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in differences between income for tax purposes and income for financial statement purposes in future years. Temporary differences and the Company's deferred tax liability consist primarily of compensation items.

4.  MINIMUM LIQUIDITY MARGIN
    As a member of IMRO, the Company must maintain a minimum liquidity margin, as defined, at all times. At December 31, 1993, the minimum required and actual liquidity margins were approximately $710,000 and $2,526,000, respectively.

5.  RETIREMENT PLAN
    The Company participates in a retirement plan of American Express Company which covers all permanent employees age 30 and over who have met certain employment requirements. The benefits are based on the number of years the employee participates in the plan, their final average monthly salary, the level of United Kingdom pension benefits the employee is eligible for and the level of vesting the employee has earned in the plan. American Express Company's policy is to fund retirement plan costs accrued subject to Inland Revenue requirements.

    The Company participates in defined benefit health care plans of IDS that provide health care and life insurance benefits to retired employees and retired financial planners. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of IDS.

6.  COMMITMENTS AND CONTINGENCIES
    The Company entered into a lease agreement for office space (with a non-affiliated company) effective November 22, 1991. The lease expires March 24, 2000. The Company may break the lease beginning December 25, 1996, upon nine months prior written notice.

                            IDS INTERNATIONAL, INC.
                      NOTES TO BALANCE SHEET -- CONTINUED
                               DECEMBER 31, 1993

6.  COMMITMENTS AND CONTINGENCIES -- CONTINUED
    At December 31, 1993, the Company's rent payment commitments are as follows:

1994                                   $  417,858
1995                                      459,716
1996                                      448,223
                                       ----------
                                       $1,325,797
                                       ----------
                                       ----------

    The lease agreement includes free rent for 15 months on the full 8,300 square feet, with an additional 12 months free rent on 800 square feet. The Company is accruing rent expense during the free rent period.

7.  FOREIGN CURRENCY EXCHANGE CONTRACTS
    To reduce foreign currency exposure in foreign operating expenses, the Company entered into contracts in October, 1993 to purchase L3,915,000 Sterling during the period from January 4, 1994 to December 31, 1994 at a cost of U.S. $5,884,026.

    These contracts qualify as hedges, accordingly, net gains on these contracts of $180,090 were deferred at December 31, 1993 (included in other assets) and will be recognized in 1994 as an adjustment to the related foreign currency transactions.

    The market risk, due to foreign exchange rate fluctuations attributed to these contracts, is offset by the market risk attributed to the associated foreign operating expenses.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
IDS International, Inc.

    We have audited the accompanying balance sheet of IDS International, Inc. as of December 31, 1993. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether this balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the balance sheet referred to above present fairly, in all material respects, the financial position of IDS International, Inc. at December 31, 1993, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
March 25, 1994

                                                                       EXHIBIT A

                                    FORM OF
                    INVESTMENT MANAGEMENT SERVICES AGREEMENT

    AGREEMENT  made the    th day of            , 199 , by  and between IDS Life
Investment Series, Inc. (the "Corporation") on behalf of its underlying series funds: IDS Life Aggressive Growth Fund, IDS Life Capital Resource Fund and IDS Life International Equity Fund (individually a "Fund" and collectively the "Funds"), a Minnesota corporation, and IDS Life Insurance Company ("IDS Life"), a Minnesota corporation.

PART ONE: INVESTMENT MANAGEMENT AND OTHER SERVICES

    (1) The Corporation hereby retains IDS Life, and IDS Life hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Corporation continuously with suggested investment planning; to determine, consistent with the Funds' investment objectives and policies, which securities in IDS Life's discretion shall be purchased, held or sold and to execute or cause the execution of purchase or sell orders; to prepare and make available to the Funds all necessary research and statistical data in connection therewith; to furnish all services of whatever nature required in connection with the management of the Funds including transfer agent and dividend-disbursing agent services; to furnish or pay for all supplies, printed material, office equipment, furniture and office space as the Funds may require; and to pay or reimburse such expenses of the Funds as may be provided for in Part Three; subject always to the direction and control of the Board of Directors (the "Board"), the Executive Committee and the authorized officers of the corporation and its underlying Funds. IDS Life agrees to maintain (directly or through the contract described in paragraph (7) of this Part One) an adequate organization of competent persons to provide the services and to perform the functions herein mentioned. IDS Life agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing IDS Life's performance under this Agreement.
    (2) IDS Life agrees that the investment planning and investment decisions will be in accordance with general investment policies of the Funds as disclosed to IDS Life from time to time by the Funds and as set forth in their prospectuses and registration statements filed with the United States Securities and Exchange Commission (the "SEC").
    (3) IDS Life agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of securities for the Funds.
    (4) Each Fund agrees that it will furnish to IDS Life any information that the latter may reasonably request with respect to the services performed or to be performed by IDS Life under this Agreement.
    (5) IDS Life is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to prior authorization by the Board of appropriate policies and procedures, and subject to termination at any time by the Board, IDS Life may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, to the extent authorized by law, if IDS Life determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or IDS Financial Corporation's ("IDS") or IDS Life's overall responsibilities with respect to the Funds and other funds for which they act as investment adviser.
    (6) It is understood and agreed that in furnishing the Funds with the services as herein provided, neither IDS Life, nor any officer, director or agent thereof shall be held liable to any Fund or its creditors or shareholders for errors of judgment or for anything except willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of this Agreement. It is further understood and agreed that IDS Life may rely upon information furnished to it reasonably believed to be accurate and reliable.
    (7) The existence of an investment advisory agreement between IDS Life and IDS is specifically acknowledged and approved.

PART TWO: COMPENSATION TO INVESTMENT MANAGER

    (1) The Corporation agrees to pay to IDS Life, and IDS Life covenants and agrees to accept from the Corporation in full payment for the services furnished, a fee for each calendar day of each year equal to the total of 1/365th (1/366th in each leap year) of each of the respective percentages set forth below of the net assets of the Funds; to be computed for each day on the basis of net assets as of the close of business of the full business day two (2) business days prior to the day for which the computation is being made. In the case of the suspension of the computation of net asset value, the asset charge for each day during such suspension shall be computed as of the close of business on the last full business day on which the net assets were computed. Net assets as of the close of a full business day shall include all transactions in shares of the Funds recorded on the books of the Funds for that day.

                                  ASSET CHARGE

               Aggressive Growth   International Equity               Capital Resource
              -------------------  ---------------------             ------------------
   Assets       Annual Rate at        Annual Rate at       Assets      Annual Rate at
 (Billions)    Each Asset Level      Each Asset Level     (Billions)  Each Asset Level
- ------------  -------------------  ---------------------  ---------  ------------------
First  $0.25          0.650%                0.870%        First  $1         0.630%
Next  $0.25           0.635                 0.855         Next  $1          0.615
Next  $0.25           0.620                 0.840         Next  $1          0.600
Next  $0.25           0.605                 0.825         Next  $3          0.585
Next  $1              0.590                 0.810         Over $6           0.570
Over $2               0.575                 0.795

    (2) The fee shall be paid on a monthly basis and, in the event of the termination of this Agreement, the fee accrued shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.
    (3) The fee provided for hereunder shall be paid in cash by the Corporation to IDS Life within five business days after the last day of each month.

PART THREE: ALLOCATION OF EXPENSES
    (1) The Corporation agrees to pay:
        (a) Fees payable to IDS Life for the latter's services under this Agreement.
        (b) All fees, costs, expenses and allowances payable to any person, firm or corporation for services under any agreement entered into by the Funds covering the offering for sale, sale and distribution of the Funds' shares.
        (c) All taxes of any kind payable by the Funds other than federal original issuance taxes on shares issued by the Funds.
        (d) All brokerage commissions and charges in the purchase and sale of assets.

    (2) The Corporation agrees to reimburse IDS Life or its affiliates for the aggregate cost of the services listed below incurred by IDS Life in its operation of the Funds.
        (a) All custodian or trustee fees, costs and expenses.
        (b) Costs and expenses in connection with the auditing and certification of the records and accounts of the Funds by independent certified public accountants.
        (c) Costs  of obtaining  and  printing of  dividend checks,  reports  to shareholders, notices, proxies, proxy statements and tax notices to shareholders, and also the cost of envelopes in which such are to be mailed.
        (d) Postage on all communications, notices and statements to brokers, dealers, and the Funds' shareholders.
        (e) All fees and expenses paid to directors of the Funds; however, IDS Life will pay fees to directors who are officers or employees of IDS Life or its affiliated companies.
        (f) Costs of fidelity and surety bonds covering officers, directors and employees of the Funds.
        (g) All fees and expenses of attorneys who are not officers or employees of IDS Life or any of its affiliates.
        (h) All fees paid for the qualification and registration for public sales of the securities of the Funds under the laws of the United States and of the several states of the United States in which the securities of the Funds shall be offered for sale.
        (i) Cost of printing prospectuses, statements of additional information and application forms for existing shareholders, and any supplements thereto.
        (j) Any losses due to theft and defalcation of the assets of the Funds, or due to judgments or adjustments not covered by surety or fidelity bonds, and not covered by agreement or obligation.
        (k) Expenses incurred in connection with lending portfolio securities of the Funds.
        (l)  Expenses properly payable by the Funds, approved by the Board.

PART FOUR: MISCELLANEOUS

    (1) IDS Life shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Funds.
    (2) A "full business day" shall be as defined in the By-laws.
    (3) The Fund recognizes that IDS and IDS Life now render and may continue to render investment advice and other services to other investment companies and persons which may or may not have investment policies and investments similar to those of the Funds and that IDS and IDS Life manage their own investments and/or those of their subsidiaries. IDS and IDS Life shall be free to render such investment advice and other services and the Funds hereby consent thereto.

    (4) Neither this Agreement nor any transaction had pursuant hereto shall be invalidated or in any way affected by the fact that directors, officers, agents and/or shareholders of the Funds are or may be interested in IDS or IDS Life or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of IDS or IDS Life are or may be interested in the Funds as directors, officers, shareholders, or otherwise; or that IDS or IDS Life or any successor or assignee, is or may be interested in the Funds as shareholder or otherwise, provided, however, that neither IDS or IDS Life, nor any officer, director or employee thereof or of the Funds, shall sell to or buy from the Funds any property or security other than shares issued by the Funds, except in accordance with applicable regulations or orders of the SEC.
    (5) Any notice under this Agreement shall be given in writing, addressed, and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party's principal place of business in Minneapolis, Minnesota, or to such other address as either party may designate in writing mailed to the other.
    (6) IDS Life agrees that no officer, director or employee of IDS Life will deal for or on behalf of the Funds with himself as principal or agent, or with any corporation or partnership in which he may have a financial interest, except that this shall not prohibit:
        (a) Officers, directors or employees of IDS Life from having a financial interest in the Funds or in IDS Life.
        (b) The purchase of securities for the Funds, or the sale of securities owned by the Funds, through a security broker or dealer, one or more of whose partners, officers, directors or employees is an officer, director or employee of IDS Life, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.
        (c) Transactions with the Funds by a broker-dealer affiliate of IDS Life as may be allowed by rule or order of the SEC, and if made pursuant to procedures adopted by the Funds' Board.
    (7) IDS Life agrees that, except as herein otherwise expressly provided or as may be permitted consistent with the use of a broker-dealer affiliate of IDS Life under applicable provisions of the federal securities laws, neither it nor any of its officers, directors or employees shall at any time during the period of this Agreement, make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except shares issued by the Funds) or other assets by or for the Funds.

PART FIVE: RENEWAL AND TERMINATION

    (1) This Agreement shall continue in effect until         , 199 , or until a
new agreement is approved by a vote of the majority of the outstanding shares of the Funds and by vote of the Board, including the vote required by (b) of this paragraph, and if no new agreement is so approved, this Agreement shall continue from year to year thereafter unless and until terminated by either party as hereinafter provided, except that such continuance shall be specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding shares of the Funds and (b) by the vote of a majority of the directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the Investment Company Act of 1940, as amended (the "1940 Act").
    (2) This Agreement may be terminated by either a Fund or IDS Life at any time by giving the other party 60 days' written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of the Fund. The vote of the majority of the outstanding voting shares of a Fund for the purpose of this Part Five shall be the vote at a shareholders' regular meeting, or a special meeting duly called for the purpose, of 67% or more of the Fund's shares present at such meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or more than 50% of the outstanding voting shares of the Fund, whichever is less.
    (3) This Agreement shall terminate in the event of its assignment, the term "assignment" for this purpose having the same meaning as set forth in the 1940 Act.
    IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

                                          IDS LIFE INVESTMENT SERIES, INC.
                                           IDS Life Aggressive Growth Fund
                                           IDS Life Capital Resource Fund
                                           IDS Life International Equity Fund

                                          By:
                                          --------------------------------------

                                          IDS LIFE INSURANCE COMPANY

                                          By:
                                          --------------------------------------

Fund #53
Job #94stp3015

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

IDS LIFE AGGRESSIVE GROWTH FUND, A SERIES OF
IDS LIFE CAPITAL RESOURCE FUND, INC.

PROXY/VOTING
INSTRUCTION CARD
________________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints William R. Pearce, Leslie L. Ogg and Robert F. Froehlke, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

1. Election of Board Members           FOR ( )    WITHHELD ( )    EXCEPTION ( )

To vote for all nominees, mark the "FOR" box in item 1. To withhold authority to vote for all nominees, mark the "WITHHELD" box. To withhold authority to vote for any nominee, mark the "EXCEPTION" box and strike a line through the nominee's name.

Fourteen board members are to be elected at the meeting.  The nominees are LYNNE
V. CHENEY, ROBERT F. FROEHLKE, DAVID R. HUBERS, HEINZ F. HUTTER, ANNE P. JONES, DONALD M. KENDALL, MELVIN R. LAIRD, LEWIS W. LEHR, JAMES A. MITCHELL, WILLIAM R. PEARCE, EDSON W. SPENCER, JOHN R. THOMAS, WHEELOCK WHITNEY, C. ANGUS WURTELE.

2. Ratification of                     FOR ( )     AGAINST ( )      ABSTAIN ( )
   Independent Auditors

3. Approval of New Investment          FOR ( )     AGAINST ( )      ABSTAIN ( )
   Management Services Agreement

4. Approval of a Change in             FOR ( )     AGAINST ( )      ABSTAIN ( )
   Investment Policies to Permit
   the Fund to Invest all its
   Assets in Another Investment
   Company

5. Approval of Changes in   FOR each policy      ( )   AGAINST ( )  ABSTAIN ( )
   Fundamental Investment   listed below (except       ALL          ALL
   Policies                 as marked to the
                            contrary)

If you do NOT wish to approve a policy change, please check the appropriate box below:
( )  A. Margin/Sell Short         ( )  F. Commodities
( )  B. Control or Manage         ( )  G. Pledge Assets
( )  C. Exploration/Development   ( )  H. Start Up Companies
( )  D. Cash Loans                ( )  I. Investment Companies
( )  E. Real Estate

6. Approval of an Amendment            FOR ( )     AGAINST ( )      ABSTAIN ( )
   to the Articles of
   Incorporation

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

IDS LIFE CAPITAL RESOURCE FUND, A SERIES OF
IDS LIFE CAPITAL RESOURCE FUND, INC.

PROXY/VOTING
INSTRUCTION CARD
________________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints William R. Pearce, Leslie L. Ogg and Robert F. Froehlke, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing


1. Election of Board Members           FOR ( )    WITHHELD ( )    EXCEPTION ( )


To vote for all nominees, mark the "FOR" box in item 1. To withhold authority to vote for all nominees, mark the "WITHHELD" box. To withhold authority to vote for any nominee, mark the "EXCEPTION" box and strike a line through the nominee's name.

Fourteen board members are to be elected at the meeting.  The nominees are LYNNE
V. CHENEY, ROBERT F. FROEHLKE, DAVID R. HUBERS, HEINZ F. HUTTER, ANNE P. JONES, DONALD M. KENDALL, MELVIN R. LAIRD, LEWIS W. LEHR, JAMES A. MITCHELL, WILLIAM R. PEARCE, EDSON W. SPENCER, JOHN R. THOMAS, WHEELOCK WHITNEY, C. ANGUS WURTELE.

2. Ratification of                     FOR ( )     AGAINST ( )      ABSTAIN ( )
   Independent Auditors

3. Approval of New Investment          FOR ( )     AGAINST ( )      ABSTAIN ( )
   Management Services Agreement

4. Approval of a Change in             FOR ( )     AGAINST ( )      ABSTAIN ( )
   Investment Policies to Permit
   the Fund to Invest all its
   Assets in Another Investment
   Company

5. Approval of Changes in   FOR each policy      ( )  AGAINST ( )   ABSTAIN ( )
   Fundamental Investment   listed below (except      ALL           ALL
   Policies                 as marked to the
                            contrary)

If you do NOT wish to approve a policy change, please check the appropriate box below:
( )  A. Margin/Sell Short         ( )  I. Investment Companies
( )  B. Control or Manage         ( )  J. Illiquid Securities
( )  C. Exploration/Development   ( )  K. Real Estate
( )  D. Cash Loans                ( )  L. Commodities

6. Approval of an Amendment
   to the Articles of
   Incorporation                       FOR ( )     AGAINST ( )      ABSTAIN ( )

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

IDS LIFE INTERNATIONAL EQUITY FUND, A SERIES OF
IDS LIFE CAPITAL RESOURCE FUND, INC.

PROXY/VOTING
INSTRUCTION CARD
________________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints William R. Pearce, Leslie L. Ogg and Robert F. Froehlke, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

Please Fold and detach card at perforation before mailing

1. Election of Board Members           FOR ( )    WITHHELD ( )    EXCEPTION ( )

To vote for all nominees, mark the "FOR" box in item 1. To withhold authority to vote for all nominees, mark the "WITHHELD" box. To withhold authority to vote for any nominee, mark the "EXCEPTION" box and strike a line through the nominee's name.

Fourteen board members are to be elected at the meeting.  The nominees are LYNNE
V. CHENEY, ROBERT F. FROEHLKE, DAVID R. HUBERS, HEINZ F. HUTTER, ANNE P. JONES, DONALD M. KENDALL, MELVIN R. LAIRD, LEWIS W. LEHR, JAMES A. MITCHELL, WILLIAM R. PEARCE, EDSON W. SPENCER, JOHN R. THOMAS, WHEELOCK WHITNEY, C. ANGUS WURTELE.


2. Ratification of                     FOR ( )     AGAINST ( )      ABSTAIN ( )
   Independent Auditors

3. Approval of New Investment          FOR ( )     AGAINST ( )      ABSTAIN ( )
   Management Services Agreement

4. Approval of a Change in             FOR ( )     AGAINST ( )      ABSTAIN ( )
   Investment Policies to Permit
   the Fund to Invest all its
   Assets in Another Investment
   Company

5. Approval of Changes in   FOR each policy     ( )   AGAINST ( )   ABSTAIN ( )
   Fundamental Investment   listed below (except      ALL           ALL
   Policies                 as marked to the
                            contrary)

If you do NOT wish to approve a policy change, please check the appropriate box below:
( )  A. Margin/Sell Short         ( )  E. Real Estate
( )  B. Control or Manage         ( )  F. Commodities
( )  C. Exploration/Development   ( )  G. Pledge Assets
( )  D. Cash Loans                ( )  H. Start Up Companies

6. Approval of an Amendment            FOR ( )     AGAINST ( )      ABSTAIN ( )
   to the Articles of
   Incorporation